Exhibit 10.1

Execution Copy

Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Commission.

LICENSE, DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION AGREEMENT

by and between

Vertex Pharmaceuticals Incorporated

and

Janssen Pharmaceutica, N.V.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

TABLE OF CONTENTS

Article 1	Definitions
1.1	Intentionally Left Blank	1
1.2	“Additional Development Activities”	1
1.3	“Affiliate”	1
1.4	“API”	1
1.5	[***]	1
1.6	“Business Day”	1
1.7	“Calendar Quarter”	2
1.8	“Calendar Year”	2
1.9	“Change of Control”	2
1.10	“Clinical Trial”	2
1.11	“Code”	2
1.12	“Combination Product”	2
1.13	“Commercialization” or “Commercialize”	2
1.14	“Committees”	3
1.15	(Intentionally left blank)	3
1.16	“Compound”	3
1.17	“Control” or “Controlled by”	3
1.18	“Desired Label”	3
1.19	“Development” or “Develop”	3
1.20	“Development Program”	3
1.21	[***]	3
1.22	[***]	3
1.23	“Diligent Efforts”	3
1.24	“Effective Date”	3
1.25	“EMEA”	3
1.26	“European Union” or “EU”	3
1.27	“Excluded Claim”	4
1.28	“Excluded Territory”	4
1.29	“Exclusivity Period”	4
1.30	“Executive Officers”	4
1.31	“Existing Third Party Agreements”	4
1.32	“Far East”	4
1.33	“FDA”	4
1.34	“Field”	4
1.35	“First Commercial Sale”	4
1.36	“FTE”	4
1.37	“FTE Rate”	4
1.38	“GAAP”	5
1.39	“Generic Version”	5
1.40	“Global Development Costs”	5
1.41	“Global Development Plan” or “GDP”	5

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

i

1.42	“Good Clinical Practice” or “GCP”	5
1.43	“Good Laboratory Practice” or “GLP”	5
1.44	“Good Manufacturing Practice” or “GMP”	6
1.45	“HCV Infection”	6
1.46	“Improvement”	6
1.47	“IND”	6
1.48	“Indemnitee”	6
1.49	“Indemnitor”	6
1.50	“Information”	6
1.51	“Initiation”	6
1.52	“Invention”	6
1.53	“Investigator-Initiated Clinical Study”	6
1.54	“Janssen Know-How”	6
1.55	“Janssen Patent Rights”	7
1.56	“Joint Commercialization Committee” and “JCC”	7
1.57	“Joint Development Committee” and “JDC”	7
1.58	“Joint Information and Inventions”	7
1.59	“Joint Manufacturing Committee” and “JMC”	7
1.60	“Joint Patent Rights”	7
1.61	“Joint Philanthropic Committee” and “JPC”	8
1.62	“Joint Steering Committee” and “JSC”	8
1.63	“Key Country”	8
1.64	“Key Opinion Leaders” or “KOLs”	8
1.65	“MAA”	8
1.66	“Major Market Countries”	8
1.67	“Manufacturing” or “Manufacture”	8
1.68	“Manufacturing Cost”	8
1.69	(Intentionally left blank)	8
1.70	“Marketing Authorization”	8
1.71	“Material Adverse Effect”	8
1.72	“Medical Science Liaisons” or “MSL”	8
1.73	“Milestone Event”	8
1.74	“Milestone Payment”	8
1.75	“NDA”	9
1.76	[***]	9
1.77	“Net Sales”	9
1.78	“Non-Incurred Amount”	10
1.79	“Non-Publishing Party”	10
1.80	[***]	10
1.81	“North America”	10
1.82	[***]	10
1.83	“Packaging”	10
1.84	“Packaging Regulatory Approval”	10
1.85	“Party”	10
1.86	“Patent Costs”	10

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.87	“Permitted Sublicensee”	10
1.88	“Person”	10
1.89	“Phase I Clinical Trial”	10
1.90	“Phase II Clinical Trial”	11
1.91	“Phase III Clinical Trial”	11
1.92	“Phase IV Clinical Trial”	11
1.93	“Philanthropic Funds”	11
1.94	“Pivotal Clinical Trial”	11
1.95	“Primary Detail”	11
1.96	“Product”	11
1.97	“Product Candidate”	11
1.98	“Publishing Party”	11
1.99	“Regulatory Approval”	12
1.100	“Regulatory Authority”	12
1.101	“Related Party”	12
1.102	“Results”	12
1.103	“Sales Call”	12
1.104	“Sales Representative”	12
1.105	“Specifications”	12
1.106	“Supply Agreement”	12
1.107	“Tablet”	12
1.108	“Territory”	12
1.109	“Territory Product Materials”	12
1.110	“Third Party”	12
1.111	“Third Party Product”	12
1.112	“Trademark”	12
1.113	“U.S.” and United States” and “United States of America”	13
1.114	“Valid Patent Claim”	13
1.115	“Vertex Know-How”	13
1.116	“Vertex Patent Rights”	13
1.117	“VX-950”	14

Article 2	Collaboration Scope and Governance	14
2.1	Purposes of the Collaboration	14
2.2	Joint Steering Committee	14
2.3	Committee Governance	15
2.4	Alliance Managers	16

Article 3	Global Development of Product Candidate	16
3.1	Current Status	16
3.2	Development Program	16
3.3	Joint Development Committee	16
3.4	Global Development Plan	17
3.5	Additional Development Activities	18
3.6	Development Efforts; Manner of Performance; Reports	18

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

3.7	Regulatory Submissions and Regulatory Approvals	19

Article 4	Manufacture and Supply	21
4.1.	General Background	21
4.2	Joint Manufacturing Committee	22
4.3	Manufacturing Director	22
4.4	Initial Forecast	22
4.5	Supply of Product	22
4.6	Packaging	23
4.7	Support for Establishment of Supply Capabilities	23

Article 5	Commercialization in the Territory	23
5.1	Janssen Commercialization Efforts	23
5.2	Joint Commercialization Committee	24
5.3	Commercialization Plans	24
5.4	Scientific Meetings; [***]	25
5.5	Advertising and Promotional Materials	25
5.6	Referral of Orders; Returns	26
5.7	Adverse Event and Product Complaint Reporting Procedures	26
5.8	Commercial Information	27
5.9	[***]	27
5.10	Recalls, Market Withdrawals or Corrective Actions	27
5.11	Medical Inquiries	28

Article 6	Philanthropic Program	28

Article 7	License Grants	28
7.1	Development License	28
7.2	Commercialization License	29
7.3	Know-How License	29
7.4	Licenses from Janssen	29
7.5	Manufacturing License	29
7.6	License of Trademarks	29
7.7	Right to Sublicense	30
7.8	Vertex Retained Rights	30
7.9	No Implied Licenses	30
7.10	[***]	30
7.11	[***]	30

Article 8	(Intentionally left blank)	30

Article 9	Financial Provisions	31
9.1	Upfront License Fee	31
9.2	Milestones	31
9.3	Development Cost Reimbursement	32

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

9.4	Royalties	32
9.5	Third Party Licenses	33
9.6	Reports; Payment of Royalty	33
9.7	Audits	34
9.8	Payments	35
9.9	Income Tax Withholding	35
9.10	Interest Penalty	35
9.11	[***]	35

Article 10	Intellectual Property Ownership, Protection and Related Matters	36
10.1	Filing, Prosecution and Maintenance of Vertex Patent Rights	36
10.2	Filing, Prosecution and Maintenance of Joint Patent Rights	36
10.3	Option to Prosecute and Maintain Patents	37
10.4	Interference, Opposition, Re-examination and Re-issue	37
10.5	Enforcement and Defense	38
10.6	Patent Term Restoration	39
10.7	Third Party Claims	39
10.8	Trademarks	40

Article 11	Confidentiality, Publication and Publicity	40
11.1	Nondisclosure Obligation	40
11.2	Employee, Consultant and Advisor Obligations	41
11.3	Publication	42
11.4	Publicity/Use of Names	43

Article 12	Representations and Warranties: Indemnification	43
12.1	Representations and Warranties of Vertex	43
12.2	Representations and Warranties of Janssen	45
12.3	Indemnification	46

Article 13	Term and Termination	47
13.1	Term and Expiration	47
13.2	Termination by Janssen Without Cause	47
13.3	Termination for Cause	47
13.4	Effect on License of Termination by Janssen for Cause	48
13.5	Effect of Termination by Vertex for Cause or by Janssen Without Cause	49
13.6	[***]	50
13.7	Survival	51
13.8	Non-exclusive Remedies	51

Article 14	Governing Law and Dispute Resolution	51
14.1	Governing Law	51
14.2	Referral to Executive Officers	51
14.3	Final Decision-Making Authority	51

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

v

14.4	Decision to Terminate or Suspend a Study Based on Safety Concerns	52
14.5	Dispute Resolution	52

Article 15	Miscellaneous	55
15.1	Force Majeure	55
15.2	Assignment	55
15.3	Severability	56
15.4	Notices	56
15.5	Entire Agreement; Amendments	57
15.6	Headings	57
15.7	Independent Contractors	57
15.8	Waiver	57
15.9	Cumulative Remedies	58
15.10	Waiver of Rule of Construction	58
15.11	Certain Conventions	58
15.12	Counterparts	58
15.13	Performance by Affiliates	58
15.14	Standstill	58
15.15	Export Controls	59

Schedules
Schedule 1.7	Janssen Universal Calendar
Schedule 1.19	[***]
Schedule 1.31	Existing Third Party Agreements
Schedule 1.32	Far East
Schedule 1.55	Janssen Patent Rights
Schedule 1.116	Vertex Patent Rights
Schedule 1.117	VX-950
[***]

Exhibits

Exhibit 4.5(a)	Supply Agreement Key Elements

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

License, Development, Manufacturing and Commercialization Agreement

This License, Development, Manufacturing and Commercialization Agreement (this “Agreement”) is effective as of June 30, 2006 (the “Effective Date”) and is entered into by and between Vertex Pharmaceuticals Incorporated, a Massachusetts corporation with corporate offices at 130 Waverly Street, Cambridge, MA 02139-4242, United States of America (“Vertex”) and Janssen Pharmaceutica, N.V., a Belgium corporation with corporate offices at 30, Turnhoutsesteenweg, B-2340 Beerse, Belgium (“Janssen”).

Background

WHEREAS, Vertex is developing VX-950, a novel inhibitor of the NS3/4A hepatitis C viral protease, under a global development plan; and

WHEREAS, Vertex and Janssen would like Janssen to assist in the development of, and to commercialize, VX-950 in the Territory (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

Article 1 - Definitions

1.1                     (Intentionally left blank)

1.2                     “Additional Development Activities” shall have the meaning set forth in Section 3.5.

1.3                     “Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under direct or indirect common control with, such Person.  For purposes of this Section 1.3, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.  Control of any Person by another Person will be presumed if fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest of the first Person are owned, controlled or held, directly or indirectly, by the other Person, or by an Affiliate of the other Person.

1.4                     “API” means the active pharmaceutical ingredient that is intended to be used in the manufacture of a Product Candidate or a Product.

1.5                     [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.6                     “Business Day” means a day in which banking institutions in Boston, Massachusetts are open for business.

1.7                     “Calendar Quarter” shall mean a calendar quarter during any Calendar Year based on the Janssen Universal Calendar for that year, a copy of which, for 2006, is attached hereto as Schedule 1.7, and which shall be updated by Janssen for each Calendar Year during the term of this Agreement consistent with the Janssen Universal Calendar used for Janssen’s internal business purposes; provided, however, that the first Calendar Quarter under this Agreement shall extend from the Effective Date to the end of the then-current Calendar Quarter and the last Calendar Quarter under this Agreement shall extend from the first day of such Calendar Quarter until the effective date of the termination or expiration of the Agreement.

1.8                     “Calendar Year” shall mean a calendar year during the term of this Agreement based on the Janssen Universal Calendar for that year, a copy of which, for 2006, is attached hereto as Schedule 1.7, and which shall be updated by Janssen for each Calendar Year during the term of this Agreement consistent with the Janssen Universal Calendar used for Janssen’s internal business purposes.  For the first Calendar Year, the Calendar Year shall begin on the Effective Date and the last day shall be December 31, 2006.  The last Calendar Year of the term of this Agreement shall begin on the first day of the Janssen Universal Calendar Year for the year during which termination or expiration of the Agreement will occur, and the last day of such Calendar Year shall be the effective date of such termination or expiration.

1.9                     “Change of Control” means a transaction or series of related transactions that results in (a) the holders of outstanding voting securities of a Party immediately prior to such transaction ceasing to represent at least [***] of the combined outstanding voting power of that Party, or if the surviving entity (or its parent) into which that Party may have merged or been combined, immediately after such transaction or series of transactions; (b) any Third Party (other than a trustee or other fiduciary holding securities under an employee benefit plan) becoming the beneficial owner of [***] of the combined voting power of the outstanding securities of a Party, including as a single Third Party all Third Parties who act together as a “group” for purposes of acquiring shares of a Party, as referenced in Section 13(d) of the Securities Act of 1934; or (c) a sale or other disposition to a Third Party of all or substantially all of a Party’s assets or business.

1.10              “Clinical Trial” means a Phase I Clinical Trial, a Phase II Clinical Trial, a Phase III Clinical Trial or a Pivotal Clinical Trial.

1.11              “Code” shall have the meaning set forth in Section 13.4.2.

1.12              “Combination Product” means a single product that includes one or more therapeutically active ingredients other than a Product Candidate or a Product, in combination with a Product Candidate or Product.  All references to Product in this Agreement shall be deemed to include a Combination Product unless otherwise specifically noted.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.13              “Commercialization” or “Commercialize” means to take any action directed to marketing, promoting, distributing, importing or selling a Product, or obtaining pricing and reimbursement approvals for that Product.  Commercialization shall also include post-approval Investigator-Initiated Clinical Studies and Phase IV Clinical Trials.

1.14              “Committees” shall have the meaning set forth in Section 2.3.

1.15              Intentionally left blank.

1.16              “Compound” means VX-950, [***], and all of its or their prodrugs and metabolites, its or their stereoisomers and tautomers, and all of the esters, salts, hydrates, solvates, inclusion complexes and polymorphs of any of the foregoing.

1.17              “Control” or “Controlled by” means the ownership or other legal authority or right of a Party to grant a license or sublicense of intellectual property to another Party without breaching the terms of any agreement with a Third Party, infringing the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.18              “Desired Label” shall have the meaning set forth in Section 1.41.

1.19              “Development” or “Develop” means any non-clinical and clinical drug development activities that are customarily undertaken after a compound has been designated as a development candidate [***] including but not limited to [***]

1.20              “Development Program” means all activities associated with the Development of Product Candidates pursuant to the Global Development Plan and all Additional Development Activities.

1.21     [***]

1.22     [***]

1.23              “Diligent Efforts” means, with respect to each Party’s obligations related to Developing, Manufacturing and Commercializing Product Candidates and Products, the carrying out of those obligations [***]

1.24              “Effective Date” shall have the meaning set forth in the preamble to this Agreement.

1.25              “EMEA” means the European Medicines Evaluation Agency or any successor EU agency that is responsible for approving the sale of pharmaceuticals in the EU.

1.26              “European Union” or “EU” means the countries of the European Union, as the European Union is constituted as of the Effective Date and as it may be expanded from time to time, [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.27              “Excluded Claim” shall have the meaning set forth in Section 14.5.7.

1.28              “Excluded Territory” means the Far East and North America.

1.29              “Exclusivity Period” means the [***] beginning on the Effective Date.

1.30              “Executive Officers” means the Chief Executive Officer of Vertex and the World Wide Chairman, Pharmaceuticals Group of Johnson & Johnson.

1.31              “Existing Third Party Agreements” means the agreements between Vertex and Third Parties listed on Schedule 1.31 hereto.

1.32              “Far East” means the countries listed on Schedule 1.32 hereto.

1.33              “FDA” means the United States Food and Drug Administration, or any successor U.S. governmental agency that is responsible for approving the sale of pharmaceuticals in the United States.

1.34              “Field” means all human and animal therapeutic and/or prophylactic uses of Product Candidates and Products.

1.35              “First Commercial Sale” means, with respect to any Product, the first arm’s-length sale of that Product to a Third Party in a country of the Territory for use or consumption by the general public in such country (rather than, e.g., in a Phase IV Clinical Trial) after Marketing Authorization for such Product has been obtained in such country. For the avoidance of doubt, a sale in a particular country prior to receipt of all marketing approvals necessary to commence regular commercial sales in that country, such as so-called “treatment IND sales,” “named patient sales” and “compassionate use sales,” shall not be construed as a First Commercial Sale in that country.  Any such sale shall however constitute a part of Net Sales.

1.36              “FTE” means the equivalent in time of the work of one scientist or other professional conducting activities hereunder on a full time basis for a Calendar Year, [***]

1.37              “FTE Rate” means, for 2006, [***] per FTE; provided that effective January 1 of each Calendar Year, commencing with January 1, 2007, the FTE Rate applicable to each Party’s FTE’s will be the amount obtained by multiplying the FTE Rate applicable on December 31 of the immediately preceding Calendar Year by 1 + ((CPIx — CIPy) / CPIy), where CPIx is the Consumer Price Index for All Urban Consumers in the Boston Metropolitan Area published by the Bureau of Labor Statistics of the United States Department of Labor for December of the immediately preceding Calendar Year and CPIy is the Consumer Price Index for All Urban Consumers in the Boston Metropolitan Area published by the Bureau of Labor Statistics of the United States Department of Labor for the month immediately preceding the Effective Date, [***] Any such increase shall be rounded to the nearest [***].

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.38              “GAAP” means accounting principles generally accepted in the United States, applied on a consistent basis.

1.39              “Generic Version” shall have the meaning set forth in Section 9.4.2.

1.40              “Global Development Costs” [***]

[***]

[***]

[***]

[***]

[***]

1.41              “Global Development Plan” or “GDP” means the initial plan outlining the Parties’ intended program to Develop Product Candidates or Products in North America and the Territory, including a general description of all related activities therefor, all as reflected in the Global Development Plan, with associated budgets, discussed by the Parties immediately prior to the Effective Date and to which the Parties have agreed.  The Parties have designed the Global Development Plan to support certain anticipated Product indications and label claims and related necessary label information (the “Desired Label”), and the Development activities listed in the Global Development Plan are considered critical to obtaining Regulatory Approval in both the United States and the EU for the Desired Label.  Other Development activities that are critical to obtaining Regulatory Approval for the Desired Label in the United States or the EU, or that are required by a Regulatory Authority in either the United States or the EU for the Desired Label, may be added to the Global Development Plan from time to time by amendment as provided herein.  Development activities that are not critical to obtaining Regulatory Approval in the United States or the EU for the Desired Label shall be considered Additional Development Activities, unless the Parties mutually agree to include such activities in the Global Development Plan.  The Global Development Plan as amended from time to time in accordance with the terms of this Agreement shall constitute, as so amended, the Global Development Plan.

1.42              “Good Clinical Practice” or “GCP” means the current good clinical practice applicable to the clinical Development of the Product under applicable law including without limitation the ICH guidelines, or in the event such standards are less stringent than the current U.S. Good Clinical Practice, then “Good Clinical Practice” or “GCP” shall mean current U.S. Good Clinical Practice.

1.43              “Good Laboratory Practice” or “GLP” means the current good laboratory practice applicable to the Development of the Product under applicable law, including without limitation 21 C.F.R. Part 58, or in the event such standards are less stringent than the

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

current U.S. Good Laboratory Practice, then “Good Laboratory Practice” or “GLP” shall mean current U.S. Good Laboratory Practice.

1.44              “Good Manufacturing Practice” or “GMP” means the current good manufacturing practice applicable to the Manufacturing of the Product under applicable law, including without limitation 21 C.F.R. parts 210 and 211 (as the same may be amended) and all applicable FDA rules, regulations, orders and guidances.

1.45              “HCV Infection” means human infection with the hepatitis C virus.

1.46              “Improvement” means any enhancement, whether or not patentable, in the formulation, use, preparation, presentation, means of delivery, or dosage of a Product Candidate or Product.

1.47              “IND” shall mean an Investigational New Drug Application filed with FDA or a similar application filed with an applicable Regulatory Authority outside of the United States, such as a clinical trial application (CTA) or a clinical trial exemption (CTX).

1.48              “Indemnitee” shall have the meaning set forth in Section 12.3.3.

1.49              “Indemnitor” shall have the meaning set forth in Section 12.3.3.

1.50              “Information” means any and all information and data, including all scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing, electronically or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement.

1.51              “Initiation” means, with respect to a particular Clinical Trial, the administration of the [***] dose of a Product Candidate to the [***] patient in that Clinical Trial.

1.52              “Invention” means any process, method, use, composition of matter, article of manufacture, discovery or finding that is conceived or reduced to practice (whether or not patentable).

1.53              “Investigator-Initiated Clinical Study” means a human clinical trial or study of the Product that is sponsored and conducted by a Third Party who is a health-care professional, under an agreement with a Party pursuant to which that Party provides clinical supplies of the Product and/or funding for the clinical trial or study.

1.54              “Janssen Know-How” means all information, materials, discoveries, Improvements, processes, methods, protocols, formulas, data, Inventions and trade secrets, patentable or otherwise, that do not fall within Janssen Patent Rights, and (i) that are Controlled by Janssen or any of its Affiliates as of the Effective Date or (ii) are discovered, created or developed, and Controlled, by Janssen or its Affiliates in the course of Janssen’s performance of the Development Program, or of Manufacturing activities, under this

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Agreement or any supply agreement under which Janssen or any of its Affiliates supplies Compounds, Product Candidates or Products to Vertex, or during studies of a Compound, Product Candidate or Product undertaken after the end of the Development Program, or as part of the Commercialization of a Compound, Product Candidate or Product, and (iii) that are related to the Development, utilization, Manufacture or Commercialization of any Compound, Product Candidate or Product.

1.55              “Janssen Patent Rights” means all patents and patent applications that generically or specifically claim (a) (i) a Compound, a Product Candidate or a Product, (ii) a process for manufacturing a Compound, a Product Candidate or a Product, or an Intermediate used in such process; or (iii) a use of the Compound, a Product Candidate or a Product, and that are Controlled by Janssen or any of its Affiliates as of the Effective Date, or (b) Inventions Controlled by Janssen or any of its Affiliates that are conceived or reduced to practice in the course of Janssen’s performance of the Development Program, or of Manufacturing activities, under this Agreement or any supply agreement under which Janssen or any of its Affiliates supplies Product Candidates or Products to Vertex, or during studies of a Product Candidate or Product undertaken after the end of the Development Program, or as part of the Commercialization of a Product Candidate or Product, and that are related to the Development, utilization, Manufacture or Commercialization of the Compound or any Product Candidate or Product.  Included within the definition of Janssen Patent Rights are all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions, substitutions, re-examinations or restorations, registrations and revalidations thereof, and all supplementary protection certificates and the like.  Schedule 1.55 lists all patent applications and patents encompassed within Janssen Patent Rights on the Effective Date.

1.56              “Joint Commercialization Committee” and “JCC” have the meaning set forth in Section 5.2.

1.57              “Joint Development Committee” and “JDC” have the meaning set forth in Section 3.1.

1.58              “Joint Know-How” means all information, Improvements and Inventions created, developed or invented jointly by employees of Janssen and Vertex or their Affiliates, or by others acting on behalf of Janssen and Vertex, in the course of activities undertaken under this Agreement.

1.59              “Joint Manufacturing Committee” and “JMC” have the meaning set forth in Section 4.2.

1.60              “Joint Patent Rights” means all national, regional and international patents and patent applications, certificates of invention and applications for certificates of invention, including divisions, continuations, continuations-in-part, additions, reissues, renewals, extensions, substitutions, re-examinations or restorations, registrations and revalidations, and supplementary protection certificates or the like or any of the foregoing and all foreign equivalents thereof, that, when granted, recite a claim directed to Joint Know-How.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.61              “Joint Philanthropic Committee” and “JPC” shall have the meaning set forth in Article 6.

1.62              “Joint Steering Committee” and “JSC” have the meaning set forth in Section 2.2.

1.63              “Key Countries” means at the time of measurement the Major Market Countries, and to the extent not included as a Major Market Country, the [***] in the Territory with respect to all pharmaceutical sales as reported by IMS, or by another independent Third Party source of market data selected by the Parties by mutual agreement.

1.64              “Key Opinion Leaders” or “KOLs” means scientific or health care professionals who are recognized experts in the relevant scientific or health care field, which in the context of this Agreement is the investigation and treatment of HCV Infection.

1.65              “MAA” means a Marketing Authorization Application, or similar application or submission for Marketing Authorization, that is filed to obtain marketing approval for a Product Candidate or Product in the EU.

1.66              “Major Market Countries” means [***]

1.67              “Manufacturing” or “Manufacture” means all of the activities relating to production of a Product Candidate or Product, including without limitation, purchasing raw materials and Intermediates, production of API, [***], tableting, and all related quality control and quality assurance and all storage, shipping and handling.  Manufacturing also includes Packaging and manufacturing technical transfer activities.  “Intermediate” as used herein means [***].

1.68              “Manufacturing Cost” means the cost of [***]

1.69              Intentionally left blank.

1.70              “Marketing Authorization” means all approvals from the relevant Regulatory Authority necessary to market and sell a Product in a particular country. For countries where governmental approval is required for pricing or reimbursement for the Product, “Marketing Authorization” shall not be deemed to occur until such pricing or reimbursement approval is obtained.

1.71              “Material Adverse Effect” means, with respect to any action by a Party or its Related Parties, [***]

1.72              “Medical Science Liaisons” or “MSL” shall have the meaning set forth in Section 5.11.

1.73              “Milestone Event” shall have the meaning set forth in Section 9.2.1.

1.74              “Milestone Payment” shall have the meaning set forth in Section 9.2.1.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.75              “NDA” means a New Drug Application or similar application or submission for Marketing Authorization that is filed with the FDA to obtain marketing approval for a Product Candidate or Product in the United States.

1.76              [***]

1.77              “Net Sales” means the gross amount billed or invoiced by Janssen or its Related Parties on arms-length sales of Product Candidates and Products (for purposes of this definition, Product Candidates and Products are referred to collectively as “Products” or a “Product”) to a Third Party other than a Related Party, less Permitted Deductions.  “Permitted Deductions” for any Product includes only the following, to the extent permitted by applicable law and specifically related to the gross amount billed or invoiced:

(i)            customary transportation charges relating to the Product, including handling charges and insurance premiums relating thereto;

(ii)           sales taxes, excise taxes and duties paid by and not refunded to the selling party and directly related to sale of the Product, and any other equivalent governmental charges imposed upon the importation, use or sale of the Product, but excluding income and similar taxes;

(iii)         government-mandated rebates;

(iv)          customary trade, quantity and prompt payment discounts allowed on the Product;

(v)            allowances or credits to customers on account of retrospective price reductions affecting the Product; and

(vi)          customary Product rebates and Product wholesaler charge-backs including those customarily granted to managed care entities

(vii)         [***]

[***]

For the purposes of determining royalty rates and the royalties payable on Combination Products, Net Sales of a Product shall be calculated as follows: [***]

For purposes of clarity, no permitted deduction to Net Sales will be counted more than once or, with the exception of [***], adjusted more than [***] following the calculation of Net Sales for a given month.

Solely for the purposes of this Section 1.77, a Related Party of Janssen or of any of its Affiliates shall include a distributor acting as an actual or constructive sublicensee of rights granted hereunder with respect to sales of a Product in a particular country in the Territory, as evidenced by the fact that the distributor holds (A) sales and distribution rights for the Product in that country, coupled with (B) pricing authority or government

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

pricing negotiation authority with respect to wholesalers or sub-distributors in that country.

If Janssen or any of its Related Parties makes any transfer of a Product to a Third Party as part of a multiproduct transaction, Net Sales of each unit of the Product transferred will be determined on a country-by-country basis, and will be equal to [***]

1.78              “Non-Incurred Amount” shall have the meaning set forth in Section 3.4.3.

1.79              “Non-Publishing Party” shall have the meaning set forth in Section 11.3.

1.80     [***]

1.81              (a)  “North America” means the United States, Canada and Mexico, and the territories and possessions of each of them.

(b)  “North America Product Materials” shall have the meaning set forth in Section 5.5(a).

1.82              [***]

1.83              “Packaging” means importation, quality control, testing, primary and secondary packaging (including all labeling), qualified person release, storage and shipping and handling.

1.84              “Packaging Regulatory Approval” means all requisite approvals of applicable Regulatory Authorities necessary for the Packaging of a Product.

1.85              “Party” means Janssen or Vertex, and “Parties” means Janssen and Vertex.

1.86              “Patent Costs” shall mean all reasonable costs and expenses incurred by Vertex in preparing, filing, prosecuting and/or maintaining Vertex Patent Rights, including, without limitation, out-of-pocket costs and reasonable time spent by Vertex’s professional personnel in patent preparation and prosecution, measured at the FTE Rate then in effect.

1.87              “Permitted Sublicensee” means a sublicensee of either Party under a sublicense permitted under Article 7 of this Agreement.

1.88              “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.89             “Phase I Clinical Trial” means a human clinical trial for a Product Candidate or Product, in any country, that would satisfy the requirements of 21 CFR §312.21(a).

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.90              “Phase II Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR §312.21(b) and is intended to explore one or more doses, dose response, and duration of effect, and to generate initial evidence of clinical activity and safety, for a Product Candidate or Product in the target patient population

1.91              “Phase III Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 CFR §312.21(c) and is intended to confirm with statistical significance the efficacy and safety of the Product Candidate or Product, and is performed to obtain Regulatory Approval.

1.92              “Phase IV Clinical Trial” means a study or data collection effort for the Product that is initiated after receipt of Regulatory Approval for the Product and is not principally intended to support or maintain a Regulatory Approval, maintain a label or otherwise obtain a labeling change.  Phase IV Clinical Trials shall include, without limitation, studies related to the Product that are sponsored by a Third Party but supported by a Party (either through financial support or through the provision of study drugs).  Phase IV Clinical Trials may also include a human clinical trial of the Product that is required by the Regulatory Authority in a country to be conducted following Regulatory Approval of the Product in that country, as an explicit condition of that Regulatory Approval.

1.93              “Philanthropic Funds” shall have the meaning set forth in Article 6.

1.94              “Pivotal Clinical Trial” means a Phase III Clinical Trial or, under the following circumstances, a Phase II Clinical Trial.  A Phase II Clinical Trial shall be considered a Pivotal Clinical Trial if and when (a) in the United States, the protocol for that Phase II Clinical Trial shall have been reviewed by the FDA under its current Special Protocol Assessment Guidelines (or equivalent guidelines issued in the future), and any comments from the FDA on that protocol are incorporated in the final protocol for that Phase II Clinical Trial or are resolved to the FDA’s satisfaction as evidenced by further written communications from the FDA; [***]

1.95              “Primary Detail” means a Sales Call for the Product in which the Product receives the predominant portion of emphasis and time during the Sales Call (i.e., no other product or service receives more emphasis or time during the Sales Call, where such calculation of emphasis and time is conducted and measured in accordance with Janssen’s standard operating procedures for its own products to the target physician group for the Product.

1.96              “Product” means any pharmaceutical preparation in final commercial form containing the Product Candidate, for sale by prescription, over-the-counter or any other method. Product includes without limitation any Combination Product.

1.97              “Product Candidate” means a pharmaceutical composition containing a Compound as an active ingredient.

1.98              “Publishing Party” shall have the meaning set forth in Section 11.3.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.99              “Regulatory Approval” means, with respect to any country or region, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Product in that country or region (not including pricing or reimbursement approval).  “Regulatory Approval” in the United States shall mean final approval of an NDA pursuant to 21 CFR §314 (or any successor regulation having the same purpose or effect), permitting marketing of a Product in interstate commerce in the United States.  “Regulatory Approval” in the European Union shall mean final approval of a MAA pursuant to Council Directive 75/319/EEC, as amended, or Council Regulation 2309/93/EEC, as amended, or pursuant to any successor regulation having the same purpose or effect.

1.100       “Regulatory Authority” shall mean any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing and sale of a Product.

1.101       “Related Party” shall mean each of a Party’s Affiliates and any Permitted Sublicensees, and “Related Parties” means all of a Party’s Affiliates and Permitted Licensees.

1.102       “Results” shall have the meaning set forth in Section 11.3.

1.103       “Sales Call” means face-to-face contact (or other contact which in the future is employed to substitute, in whole or in part, for face-to-face contact) of a Sales Representative with a health care professional with prescribing authority during which scientific and/or medical information is discussed about the use of a Product for the treatment of indications for which the Product has received Regulatory Approval.

1.104       “Sales Representative” means an individual who engages in or manages Sales Calls and other promotional efforts with respect to a Product and who is employed by a Party or its Related Parties.  For purposes of clarity, an MSL is not a Sales Representative.

1.105       “Specifications” means the manufacturing specifications for the Product to be filed with the FDA in the NDA.

1.106       “Supply Agreement” shall have the meaning set forth in Section 4.5.

1.107       “Tablet” means the form of the Product or Product Candidate that is ready for Packaging.

1.108       “Territory” means all of the countries in the world, and their territories and possessions, outside of the Excluded Territory.

1.109       “Territory Product Materials” shall have the meaning set forth in Section 5.5.

1.110       “Third Party” means an entity other than a Party or any of its Related Parties.

1.111       “Third Party Product” shall have the meaning set forth in Section 9.4.2.

1.112      “Trademark” shall mean the mark or marks used to promote and sell the Product.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.113       “U.S.” and “United States” and “United States of America” shall mean the United States of America and its territories and possessions.

1.114       “Valid Patent Claim” means a claim of an issued and unexpired patent included within the Vertex Patent Rights or Joint Patent Rights that (a) claims (i) the Compound, a Product Candidate or a Product as a composition of matter, or (ii) the formulation, method of manufacture or use of the Compound, a Product Candidate or a Product; (b) has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction (which decision is not appealable or has not been appealed within the time allowed for appeal); and (c) has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise.

1.115       “Vertex Know-How” means all information, materials, discoveries, Improvements, processes, methods, protocols, formulas, data, Inventions and trade secrets, patentable or otherwise, that do not fall within the Vertex Patent Rights, and (i) that are Controlled by Vertex or any of its Affiliates as of the Effective Date or (ii) are discovered, created or developed, and Controlled, by Vertex or its Affiliates in the course of Vertex’s performance of the Development Program or Additional Development Activities, or of Manufacturing activities, under this Agreement or the Supply Agreement, or during studies of a Compound, Product Candidate or Product undertaken after the end of the Development Program, or as part of the Commercialization of a Compound, Product Candidate or Product, and (iii) that are related to the Development, utilization, Manufacture or Commercialization of any Compound, Product Candidate or Product; provided, however, that the term “Vertex Know-How” shall not apply to Vertex’s general drug design technology whether in hardware or software form, tangible or intangible.

1.116       “Vertex Patent Rights” means all patents and patent applications that generically or specifically claim (a) (i) a Compound, a Product Candidate or a Product; (ii) a process for manufacturing a Compound, a Product Candidate or a Product, or an Intermediate used in such process; or (iii) a use of the Compound, a Product Candidate or a Product, and that are Controlled by Vertex or any of its Affiliates as of the Effective Date, or (b) inventions Controlled by Vertex or any of its Affiliates that are conceived or reduced to practice in the course of either Vertex’s performance of the Development Program or Additional Development Activities, or of Manufacturing activities, under this Agreement or the Supply Agreement, or during studies of a Compound, Product Candidate or Product undertaken after the end of the Development Program, or as part of the Commercialization of a Compound, Product Candidate or Product and that are related to the Development, utilization, Manufacture or Commercialization of a Compound or any Product Candidate or Product.  Included within the definition of Vertex Patent Rights are all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions, substitutions, re-examinations or restorations, registrations and revalidations thereof, and all supplementary protection certificates and the like.  Schedule 1.116 lists all patent applications and patents encompassed within Vertex Patent Rights as of the Effective Date.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

1.117       “VX-950” means the chemical compound referred to by Vertex as VX-950 and having the chemical structure referenced on Schedule 1.117.

Article 2 - Collaboration Scope and Governance

2.1                     Purposes of the Collaboration.  The purpose of the collaboration between Vertex and Janssen established under this Agreement is to advance the Development and Commercialization of Product Candidates and Products as rapidly as reasonably practicable, for the treatment of Hepatitis C Infection in North America and the Territory.

2.2                     Joint Steering Committee.  Promptly after the Effective Date, the Parties will establish a Joint Steering Committee (the “Joint Steering Committee” or “JSC”), as more fully described in this Section 2.2, to review all Development, Manufacturing, Commercialization and philanthropic activities being conducted by the Parties under this Agreement.  Each Party will keep the Joint Steering Committee, and other relevant committees referenced in Section 2.3 below, [***] of its progress and activities under this Agreement.  The Joint Steering Committee shall have no authority to amend this Agreement.

2.2.1          Membership.  The Joint Steering Committee shall be comprised of [***] The exact number of such representatives [***] or such other number as the Parties may agree.  Each Party shall provide the other with a list of its initial members of the Joint Steering Committee within [***].  Each Party will use all reasonable efforts to maintain the continuity of its representation, although each Party may nevertheless replace or substitute any or all of its representatives at any time.  On an annual basis, the JSC shall meet [***] with [***] meetings being in person.  Either Party may request that the JSC meet at any time upon [***] notice to the other Party, for any purpose properly addressed by the JSC pursuant to this Agreement, and the Parties shall use best efforts to ensure that a meeting occurs within [***] period or as soon thereafter as practicable.

2.2.2          Responsibilities.  The JSC shall oversee the collaborative relationship between Janssen and Vertex.  To that end, the JSC shall also be responsible, without limitation, for the following:

2.2.2.1           oversight of the Development Program and Manufacturing activities undertaken with respect to any Product Candidate or Product hereunder;

2.2.2.2           reviewing matters referred to it by the other Committees (as defined below);

2.2.2.3           ensuring the exchange of relevant information and materials on a timely basis as required under this Agreement;

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

2.2.2.4           reviewing and approving substantive amendments and updates to the Global Development Plan, and to any Additional Development Activities, consistent with this Agreement; and

2.2.2.5           such other responsibilities as may be assigned to the Joint Steering Committee pursuant to this Agreement or as may be agreed upon by the Parties in writing from time to time.

2.3                     Committee Governance.  In addition to the JSC, the Parties will participate in the collaboration created by this Agreement through a number of other committees, including a Joint Development Committee (“JDC”), a Joint Manufacturing Committee (“JMC”), a Joint Commercialization Committee (“JCC”) and a Joint Philanthropic Committee (“JPC”) (each, including the JSC, a “Committee” and together, the “Committees”).  Each Committee shall meet [***] or as otherwise agreed by the Committee.  Meetings will be held either in person or by teleconference or video conference, on such dates, and at such places and times, as provided herein or as the Parties shall agree.  Meetings of each Committee that are held in person shall alternate between the offices of the Parties, or shall be conducted at such other place as the Parties may agree.  Either Party may propose matters to the Committee Chair for inclusion on the Committee agenda for an upcoming meeting.  Each Party shall initially have [***] members on each Committee, or such other number as the Parties may agree with respect to any particular Committee.  Each Party will provide the other with a list of its initial members of each Committee [***] Each Party may thereafter replace any or all of its representatives at any time.  A Committee meeting shall have a quorum if there are [***] of each of Janssen and Vertex in attendance.  The Chair of each Committee shall be responsible for scheduling each meeting, and for issuing appropriate minutes of each meeting of that Committee within [***] of the date of such meeting.  The minutes shall be considered as accepted by a Party if, [***], none of that Party’s Committee members have objected to the draft of such minutes in writing or by email to the Chair.  [***] Where decisions are required of a Committee, the members of that Committee will attempt in good faith to reach consensus with respect to the matter at hand.  If agreement cannot be reached after a good faith discussion among the members of [***] Any decision required or permitted to be taken by any Committee may be taken without a meeting in person taking place, if (i) a consent in writing, setting forth the decision so taken, is signed by all designated members of that Committee; or (ii) by mutual agreement of the Parties, the meeting is conducted by teleconference or videoconference; provided, however, that a Party that has requested a JSC meeting on [***] may not object to the conduct of that meeting by teleconference or videoconference.  Each Party may, in its reasonable discretion, invite non-member representatives of such Party to attend meetings of a Committee; provided, however that (i) the attendance by any such non-member representative shall be reasonably acceptable to both Parties and (ii) the requirements of Section 11.2 of this Agreement with respect to obligations of confidentiality and non-use shall have been satisfied with respect to any such non-member representative.  Each Party will be responsible for its representatives’ expenses incurred in attending Committee meetings.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

2.4                     Alliance Managers.  Promptly after the Effective Date, each Party may appoint an individual(s) to act as the alliance manager(s) for such Party (the “Alliance Managers”). Each Alliance Manager who is not otherwise a member shall thereafter be permitted to attend meetings of the Committees.  The Alliance Managers, if appointed, shall be a significant point of contact for the Parties regarding the administration of this Agreement.

Article 3 - Global Development of Product Candidate

3.1                     Current Status.  Prior to the Effective Date, Vertex independently initiated Phase II Clinical Studies of VX-950 in North America and the EU, and has conducted or is conducting other clinical and non-clinical studies in support of the overall Development of VX-950.  The Parties have agreed to continue the Development of Product Candidates under the Development Program and in accordance with the terms of this Agreement.

3.2                     Development Program.  Product Candidates will be Developed in the Territory and in North America pursuant to a Global Development Plan and in connection with any Additional Development Activities that may be undertaken by either Party.  The Global Development Plan and any such Additional Development Activities together constitute the Development Program for a Product Candidate.  The Global Development Plan identifies the type and timing of all planned Development activities to be undertaken in the Territory and in North America with the goal of securing Regulatory Approvals for the sale of Products in North America and the Territory with the Desired Label.  The Global Development Plan also includes preliminary budgets covering all Development activities included in the Plan and allocates responsibilities for Development activities between the Parties.

3.3                     Joint Development Committee.  The Parties shall establish a JDC promptly after the Effective Date.  The JDC shall be led by [***].  Subject to oversight by the JSC, the JDC shall coordinate the Development of Product Candidates with the objective of obtaining Regulatory Approvals in North America and the Territory as soon as practicable, for each Product Candidate.  The JDC may establish sub teams having representatives from both Parties for important functional areas, including but not limited to clinical trial teams, regulatory teams and the like.  Each Party will keep the JDC reasonably informed of its Development activities and its progress in executing its responsibilities under the Development Program.  The JDC’s responsibilities shall include, without limitation, the following:

3.3.1          consider and discuss strategies for the Development of Product Candidates; and

3.3.2          at least [***], review and discuss the Global Development Plan and related budgets and allocation of responsibilities between the Parties and, from time to time, present to the JSC for review and approval (i) proposed substantive amendments to the Global Development Plan in accordance with Section 3.4.3, and (ii) Additional Development Activities in accordance with Section 3.5.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

3.4                     Global Development Plan.

3.4.1          Global Development.  The Development of Product Candidates in North America and the Territory shall be governed by the Global Development Plan, and the Parties agree that all Development activities relating to Product Candidates shall be conducted in accordance with the Global Development Plan, except for those activities that are specifically included within Additional Development Activities undertaken in accordance with Section 3.5.  Each Party will contribute to the operational execution of the Global Development Plan, and will make best use of each Party’s established technological and process excellence for the optimal execution of the Global Development Plan.  The JDC shall review the Global Development Plan not less frequently than [***] and shall develop detailed and specific Global Development Plan updates, which shall include annual Development budgets and allocation of responsibilities between the Parties, for each Calendar Year under the Global Development Plan. The JDC shall submit all such updates to the JSC for review and approval such that JSC preliminary approval of the plan and budget for any Calendar Year would occur [***].  Updates with the JSC’s preliminary approval shall be submitted to each Party for its internal budgeting process with a target for final approval by the JSC [***], at which time any updates will be appended to the Global Development Plan.

3.4.2          Conduct of Activities under the Global Development Plan.  Each Party will initially be responsible for conducting the Development activities assigned to it under the Global Development Plan.  The allocation of responsibilities will be periodically reviewed by the JDC after the Effective Date, and may be supplemented or adjusted as determined by the JDC to be in the best interests of the collaboration, subject to review and approval by the JSC.

3.4.3          Amendments to the Global Development Plan.  The JDC may develop and submit to the JSC from time to time proposed substantive amendments (which shall include necessary budget and allocation of responsibility updates) to the Global Development Plan as may be necessary or appropriate in its judgment to reflect changing circumstances. The JSC shall review any such proposed amendments presented by the JDC and may approve those proposed amendments and/or any other amendments proposed from time to time by members of the JDC and, upon approval of any such proposals by the JSC, the Global Development Plan shall be amended accordingly (provided that the JSC shall not be empowered to amend this Agreement). Amendments to the Global Development Plan, associated budgets and allocation of responsibilities shall not be effective without the approval of the JSC.  Except as provided below, disagreements that cannot be resolved within the JDC concerning any proposed amendment shall be submitted for resolution to the JSC.  Disagreements that cannot be resolved by the JSC shall be submitted for resolution as Unresolved Matters under the provisions of Sections 14.2 and 14.3.  Notwithstanding the foregoing, mutual agreement among the Parties’ representatives on the JSC shall be required for any proposed amendment to the Global Development Plan that would: (i) increase the aggregate amount of Global Development Costs [***] In the event that during any Calendar Year

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

any Development activity expressly provided for in the approved Global Development Plan budget to be completed during that year is not completed, and therefore the full expense budgeted for that activity for that year is not incurred (to the extent not incurred, a “Non-Incurred Amount”), then to the extent that the incomplete activity is scheduled for the next succeeding Calendar Year, the Non-Incurred Amount shall be included in the Global Development Plan budget for the succeeding Calendar Year.

3.5                               Additional Development Activities.

If the JDC is unable to reach agreement on the inclusion in the Global Development Plan of (i) additional Development activities relating to the Development of a Product Candidate that are not critical to obtaining Regulatory Approval for the Desired Label, or (ii) that constitute an Out-of-Budget Proposal (“Additional Development Activities”), then the Party wishing to conduct those activities may do so at its own expense, but only after review and approval of the Additional Development Activities with the JSC and, failing approval by the JSC, subject to the provisions of Sections 14.2 and 14.3 hereof.  If the results of any such activities are included by the other Party in a filing with a Regulatory Authority (other than a required submission for safety purposes) to support a label claim or a change in an approved label in that other Party’s territory, then the other Party using that data [***]

3.5.1       [***]

[***]

[***]

3.6                     Development Efforts; Manner of Performance; Reports

3.6.1          Standards for Conduct of Development Program.  Each of Vertex and Janssen shall use Diligent Efforts to execute and to perform, or cause to be performed, the activities for which it is responsible under the Global Development Plan and to cooperate with and comply with all reasonable requests of the other Party in carrying out the Global Development Plan, in each case in good scientific manner and in compliance with applicable law, Good Clinical Practice and Good Laboratory Practice.  Janssen shall use Diligent Efforts to seek Regulatory Approval to market the Product in the Territory including in each of the Key Countries.  [***]

3.6.2          Development Progress Reports.  The minutes of the Committees will serve as Development Progress Reports.

3.6.3          Coordination of Certain Activities.  The Parties will use reasonable efforts to coordinate their Development activities to effect the most efficient and reasonable contacts and [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

3.6.4          Drug Supply for Non-Clinical and Clinical Trials.  During the Development Program prior to the First Commercial Sale, Vertex shall use Diligent Efforts to supply clinical trial material of the Product Candidate for use in clinical studies conducted in accordance with the Global Development Plan and, if applicable, for Additional Development Activities.  [***] With respect to supply for any Additional Development Activities prior to the First Commercial Sale, Vertex shall use Diligent Efforts to provide clinical trial material, subject to the primary commitment to supply clinical trial material for the Global Development Plan.  Clinical trial material for Additional Development Activities conducted by Janssen shall be supplied to Janssen by Vertex [***], and otherwise as further described in a Development Supply Agreement to be executed by the Parties in advance of Janssen’s need for such clinical trial material.  In the event that Janssen conducts one or more clinical trials under the Global Development Plan, or as Additional Development Activities, Vertex shall supply the Product Candidate in bulk Tablet form, and Janssen will be responsible for Packaging and distribution, unless Vertex, after discussion at the JMC, elects in its sole discretion to take on that responsibility.  Notwithstanding the foregoing, in the event Janssen is unable to perform Packaging due to regulatory requirements, Vertex will use commercially reasonable efforts to perform Packaging, consistent with Vertex’s current capabilities, upon Janssen request.

3.7                     Regulatory Submissions and Regulatory Approvals

3.7.1          Regulatory Submissions.  Vertex shall be solely and exclusively responsible for obtaining all Regulatory Approvals for Products in North America and shall own all regulatory submissions, including all applications for and dossiers relating to Regulatory Approval made by or at its direction under this Agreement.  Janssen shall be solely and exclusively responsible for obtaining Regulatory Approvals for Products in the countries in the Territory, and shall own all regulatory submissions directed toward Regulatory Approval, including all applications for and dossiers relating to Regulatory Approval made by or at its direction under this Agreement.  All activities conducted by each Party in their territory in connection with the preparation, filing and prosecution of applications for Regulatory Approval of a Product Candidate or Product, or with respect to pricing or reimbursement activities, shall be at each Party’s sole cost and expense.  Each Party shall provide the other Party documentation to support the regulatory submissions of the other Party.

3.7.2          Discussions with Regulatory Authorities.  Each Party will have the right to participate as an observer in all material meetings and other material contacts with Regulatory Authorities pertaining to the Development of a Product Candidate for Regulatory Approval in the territory of the other Party (excluding the Far East) to the extent not prohibited by law.  Each Party shall provide the other Party with reasonable advance notice of all such meetings and other contacts, and to the extent practicable will supply advance copies of all related documents and other relevant information sufficiently in advance of any such meetings or other contacts as may provide the receiving Party with a reasonable opportunity to comment on the substance of the

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

documents or correspondence.  Material submissions made by a Party to, or correspondence with, Regulatory Authorities in such Party’s territory [***], will be provided to the other Party sufficiently in advance to enable translation, if any such submissions or correspondence are not available in English.  Janssen and Vertex shall discuss any material documents or other material correspondence [***] that either Party is planning to submit in connection with Regulatory Approvals, and each Party will consider the other Party’s comments in good faith.

3.7.3          Labeling.  The Parties will use reasonable efforts to establish and maintain a core label for each Product.  [***] Each Party shall promptly provide to the other Party copies of all initially proposed labeling, Packaging and package inserts for a Product, in each case sufficiently in advance of submission to FDA and EMEA so that the other Party may review and have a reasonable opportunity to comment on the substance of such submissions.  In addition, each Party shall promptly provide to the other Party copies of all initially proposed labeling, Packaging and package inserts for a Product that are materially different from the core label, in each case sufficiently in advance of submission to Regulatory Authorities, so that the other Party may review and have a reasonable opportunity to comment on the substance of such submissions.  Thereafter, each Party will use reasonable efforts to provide the other Party with advance copies of any material changes to (i) the label, (ii) Packaging and (iii) package insert for review and comment.  Vertex shall promptly provide to Janssen copies of any documents or correspondence pertaining to labeling received by Vertex or its Related Parties from the FDA.  Janssen shall promptly provide to Vertex copies of any documents or correspondence pertaining to labeling received by Janssen or its Related Parties from EMEA or Regulatory Authorities in the Major Market Countries, and in addition, any such documents or correspondence, irrespective of the country to which the documents or correspondence relate, which address material issues concerning the label.  Upon Vertex’s reasonable request, Janssen shall provide Vertex with any English translations of the documents and correspondence described in the preceding sentence that are produced for Janssen’s own use.  Neither Party shall have the right to approve the proposed labeling for the Product in any country in the other Party’s territory.  However, each Party shall have the right to object to the labeling to be initially submitted (or resubmitted following receipt of comments from, or negotiations with, Regulatory Authorities) for the Product in any country in the other Party’s territory or to any proposed variations or modifications to any labeling that has received Regulatory Approval, but in each case solely on the grounds that such labeling could in such Party’s’s reasonable judgment have a Material Adverse Effect; and provided, further, that such Party shall not be entitled to object to any variations or modifications to any labeling required by law or by any Regulatory Authority.  Any objection or response to the other Party’s label or proposed label shall be made promptly so as to not delay the submission or approval of the label.  Any such objection shall be submitted in writing to the JSC, with a full explanation of the concerns underlying the objection, and the matter shall be addressed by the JSC at a meeting called for that purpose as soon as reasonably practicable.  Failing agreement by the JSC, the objection shall be referred for resolution under Section 14.2 hereof.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

3.7.4          Right to Cross-Reference.  Each Party shall have the right to cross-reference and make any other use of the other Party’s NDAs/MAAs and INDs/CTAs for the Product that it would have if it were the owner [***] including without limitation access to all data Controlled by the other Party and contained or referenced in such NDAs/MAAs and INDs/CTAs, in each case as may be reasonably necessary to enable such Party to Develop, Manufacture or Commercialize Products as permitted under this Agreement. In addition, each Party shall have the right to cross-reference the other Party’s drug master file (“DMF”) in connection with the performance of its obligations under this Agreement.

3.7.5          [***].  Subject to applicable law, Janssen shall provide Vertex at its request with all material information relating to Janssen’s [***] in the EU and material information that serves as the basis for [***] in the EU.

Article 4 -Manufacture and Supply

4.1                     General Background.  In general, the Parties intend that the provision of supply of raw materials, Intermediates, API and Product for both clinical and commercial purposes in the Territory will occur in accordance with the terms of this Agreement as follows:

(a)           Clinical.  Vertex will be responsible for providing Product Candidate supply under the Global Development Plan and, subject to availability, for Additional Development Activities pursuant to the provisions of Section 3.6.4.

(b)           Commercial.  The Parties intend that (i) Janssen will be responsible for the Manufacture of Product for Commercialization in the Territory including but not limited to Intermediates, API, and Product, and (ii) Vertex will be responsible for the Manufacture of Product for Commercialization outside the Territory, provided that Janssen will, as a secondary source for Vertex, also be responsible for the Manufacture of Product for Commercialization by Vertex outside the Territory as described in Section 4.5(d).

(c)                                  Technical Transfer.  Accordingly, the Parties will commence technical transfer activities [***] with the goal of enabling Janssen to supply Product for Commercialization in the Territory at Product launch and, as soon as practicable, to serve as a secondary source for Product for Commercialization outside the Territory as described in Section 4.5(d).  In the event the Joint Manufacturing Committee determines that Janssen’s progress under the Technical Transfer Plan (as defined in Section 4.5(b)) [***] Vertex shall [***] to supply Product to Janssen in accordance with the terms of the Supply Agreement (as defined in Section 4.5(a)).

(d)           [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

4.2                     Joint Manufacturing Committee.  Promptly after the Effective Date, the Parties shall establish a Joint Manufacturing Committee (the “Joint Manufacturing Committee” or “JMC”) to oversee Manufacturing activities related to the Territory, subject to the terms of this Agreement and the oversight of the JSC.  The JMC shall be responsible, without limitation, for the following:

4.2.1          consider and discuss the strategy for the Manufacture of the Product and Product Candidates in the Territory with the goal of synchronizing supply and demand; and

4.2.2          review and approve the Technical Transfer Plan described in Section 4.5(b), and monitor Janssen progress under such Technical Transfer Plan.

4.3                     Manufacturing Director.  Promptly following the Effective Date, each Party shall appoint one of its representatives to the JMC to direct all matters related to Manufacturing within its organization and to coordinate with the appointed representatives’ counterpart designated by the other Party.

4.4                     Initial Forecast.  [***] As a necessary component of estimating supply chain capacity requirements, the Parties will deliver to each other [***] forecast for Product [***] which will also include [***]

4.5                     Supply of Product.

(a)           Supply Agreement. Within [***] of the Effective Date, Janssen and Vertex will negotiate [***], and separately enter into a supply agreement for the supply by Vertex, [***], of Janssen’s requirements of Product for distribution and sale in the Territory (the “Supply Agreement”).  The Supply Agreement shall include the Supply Agreement Key Elements attached hereto as Exhibit 4.5(a) and such customary representations, warranties, covenants and conditions as are necessary or appropriate for transactions of this type, not inconsistent with the terms and conditions hereof; [***] Vertex will supply Product to Janssen [***] In the event Regulatory Authorities in the Territory require different specifications, [***]

(b)           Technical Transfer to Janssen.  Within [***] Janssen will propose to the JMC a plan for establishing manufacturing capabilities necessary for Janssen to manufacture the Product for the Territory and for use outside the Territory as a secondary source for Vertex (the “Technical Transfer Plan”).  Following approval of the Technical Transfer Plan by the JMC, Janssen will commence and use Diligent Efforts to perform technical transfer activities and achieve its supply and secondary source obligations in accordance with such plan, the capacity expectations described in section 4.5(d) below and any applicable supply agreement.  Janssen will provide Vertex with all documentation that is required and useful to effect regulatory filings necessary for regulatory approval of secondary source manufacturing facilities.  Vertex will assist with such technical transfer by providing both technical documentation and FTE resources as may be reasonably requested to inform Janssen about the manufacturing process, subject to the understanding that Vertex will provide [***] at the initiation of the technical transfer for

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

each discrete aspect of the manufacturing process: [***] Following the initiation of the technical transfer, individuals having the expertise shared with Janssen at the initiation of the technical transfer (as provided above) will be available to participate in [***] project teleconferences with Janssen during the execution of the Technical Transfer Plan.  If requested by Janssen and agreed by Vertex’s Third Party suppliers, Vertex will use reasonable efforts [***] Notwithstanding the foregoing, Janssen will retain sole responsibility for the implementation and progress of the Technical Transfer Plan and for meeting its needs for Product Supply (either through its own Manufacturing activities or through the supply agreement) at launch and thereafter.

(c)           Sale of Intermediates.  [***], and subject to the terms of the Supply Agreement, Vertex will use Diligent Efforts to supply Janssen with the raw materials, Intermediates required for its manufacture of the API to be converted into Product for Commercialization in the Territory and, as a secondary source to Vertex, for Product to be sold outside the Territory.  [***]

(d)           Notice of Establishment of Supply Capability; Secondary Source Capacity.  Janssen shall notify Vertex promptly following its establishment of supply capability for Manufacture of Product for Commercialization in the Territory.  [***] following delivery of such notice, the Parties will enter into a supply agreement for Janssen to be a secondary supplier, which supply agreement shall include usual and customary terms including, but not limited to, provisions for good faith forecasts, binding purchase orders for periodic orders by Vertex from Janssen, purchase price, and term, for supply of [***] provided the purchase price shall be [***]

In addition, Janssen agrees to use [***] to supply additional quantities of [***] if requested by Vertex, provided, however, [***]

(e)           Third Party Agreements.  Vertex will provide Janssen with copies of draft Third Party manufacturer agreements for the commercial supply of VX-950 and will consider in good faith Janssen’s comments provided [***].

4.6                     Packaging.  Janssen will be responsible for Packaging of Products for commercial sale in the Territory.

4.7                     Support for Establishment of Supply Capabilities.  [***] Vertex will invoice Janssen for costs incurred under Section 4.7 as they occur and Janssen will pay such invoice within [***] Vertex may sell Product from its inventory following Regulatory Approval of the Product in Vertex’s territory and, [***]

Article 5 - Commercialization in the Territory

5.1                     Janssen Commercialization Efforts.  Janssen shall warehouse and distribute the Product in the Territory and shall be responsible for recording sales and handling all aspects of Product order processing, invoicing, collection, inventory and receivables in the Territory.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

In this work and in all other aspects of Commercialization of the Product in the Territory, Janssen shall use Diligent Efforts, including without limitation by [***]  Except relating to the philanthropic and access programs and activities pursuant to Article 6, Janssen will use Diligent Efforts to maximize Net Sales of Products in the Territory through its commercial marketing, pricing and contracting strategies [***] Janssen shall bear all of its own costs and expenses of Commercializing the Product in the Territory.

5.2                     Joint Commercialization Committee.  Promptly after the Effective Date, the Parties shall establish a Joint Commercialization Committee (the “Joint Commercialization Committee” or “JCC”).  The JCC shall be led by co-chairs, one of which shall be selected by Vertex and one of which shall be selected by Janssen.

5.2.1          Responsibilities.  The JCC shall be responsible for the following:

5.2.1.1           use reasonable efforts to establish a global brand for the Product including but not limited to, establishing overall strategic objectives for the Product;

5.2.1.2           review and discuss the Territory Commercialization Plan and the North American Commercialization Plan; and

5.2.1.3           discuss commercial activities that may benefit from joint involvement or coordination, including but not limited to [***] other matters of mutual interest.

5.3                     Commercialization Plans.  The JCC will review and discuss the Territory Commercialization Plan and the North American Commercialization Plan, each of which will be provided to the JCC by Janssen or Vertex, respectively, no later than [***] prior to the projected commercial launch for the Product in the United States (with respect to the North American Commercialization Plan) or the European Union (with respect to the Territory Commercialization Plan).  [***] The responsible Party will also provide to the JCC, for review and discussion, any subsequent material amendments to the most recent Commercialization Plan that it provided to the JCC and in any event shall submit an updated plan on an annual basis.  [***] prior to the projected commercial launch for the Product in either the United States or the European Union, the JCC will consider plans for sharing certain global Commercialization activities (i.e., activities that benefit the Product in both the Vertex’ and Janssen’s territories, including without limitation such activities that relate to [***] and the appropriate allocation of responsibilities and budget for such activities.  Any such plan (including the allocation of responsibilities and budget) recommended by the JCC will be referred to the JSC for approval and if approved, will be reviewed and updated annually thereafter by the JSC upon referral from the JCC.  The Territory Commercialization Plan will contain the annual Commercialization plans and budgets for [***] with sufficient detail with respect to Commercialization, including but not limited to details [***] to enable the JCC to conduct a meaningful review of such plans. Comparable information will be provided for the Territory as a whole and on a regional basis. Amendments and updates to the Territory Commercialization Plan and

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

particularly the Commercialization plans for [***] shall not be effective without review and discussion by the JCC.

Notwithstanding the foregoing, Janssen shall be solely responsible for all decisions regarding the prices charged for the Product in the Territory, as well as discounts, rebates and all other deductions from Net Sales allowed under Section 1.77.

5.4                     Scientific Meetings; [***] Commencing [***], the Parties will discuss the scientific meetings inside and outside the Territory to which each Party intends to send a representative(s) during the balance of 2006 and for the following year, and will periodically review their respective plan in this regard with each other.  The discussions will be for the purpose of coordinating efforts in connection with [***] in connection with supporting the worldwide exchange of scientific information.  [***]

5.5                     Advertising and Promotional Materials.

(a)           Janssen shall develop relevant educational, sales, promotion and advertising materials relating to the Product (“Territory Product Materials”), for use in the Territory, that shall be consistent with the Territory Commercialization Plan and compliant with applicable law and the provisions of applicable Regulatory Approvals. Copies of all Territory Product Materials used in the Territory will be archived by Janssen in accordance with applicable law. Upon Vertex’s request, Janssen shall provide copies of the material core Territory Product Materials for the Key Countries to Vertex for its review and comment prior to their first use.  Moreover, upon request, Janssen shall provide copies of any other Territory Product Materials for other countries in the Territory to Vertex for its review and comment.  Janssen will provide Vertex with any English translations, if available, of such Territory Product Materials that are produced for its own use.  Janssen will consider in good faith any comments Vertex may have with respect to such Territory Product Materials. Upon Janssen’s request, Vertex shall provide Janssen with copies of the material core educational, sales, promotion and advertising materials relating to the Product in North America (“North American Product Material”), for review and comment prior to their use.  Vertex will consider in good faith any comments Janssen may have with respect to such North American Product Material.  Requests for North American Product Material and Territory Product Materials shall be made through a member of the JCC or his or her designee.

(b)           Subject to any limitations imposed by applicable law, all Territory Product Materials and all documentary information and oral presentations, whether in hard-copy written, electronic or other media form regarding the education, marketing and promotion for the Product in countries of the Territory shall acknowledge the Parties’ license arrangement and shall display the Janssen or Janssen Affiliate and Vertex names and logos with equal prominence.

(c)           In the event that Janssen uses, in a majority of the Major Market Countries in the Territory, the same Trademark for the Product used by Vertex in the United States, at Vertex’s option the Parties will coordinate the establishment, content, operation, and

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

maintenance of any site or domain on the internet which incorporates the Trademark, and the related annual cost [***] The costs incurred by Vertex in the search for and selection of the Trademark will be shared in the same proportion.

(d)           Where not prohibited by law or regulation, and subject to any required Regulatory Approval, which Janssen shall use diligent efforts to obtain, Vertex’s name and logo will be carried on all Product packaging, package inserts, labels and containers, and on all printed, electronic and digital material related thereto (including educational materials and advertisements), with a prominence substantially equivalent to that of Janssen, or the Janssen Affiliate that is the most prominent name listed on any such material.

5.6                     Referral of Orders; Returns. If Vertex receives any orders for the Product in the Territory, it shall refer such orders to Janssen. If Janssen receives any orders for the Product outside the Territory, it shall refer such orders to Vertex.  Janssen shall be solely responsible for handling all returns of the Product sold in the Territory. If Product sold in the Territory is returned to Vertex, Vertex shall promptly ship such Product to a facility designated by Janssen.  If Product sold in North America is returned to Janssen, Janssen shall promptly ship such Product to a facility designated by Vertex, at Vertex’s expense.

5.7                     Adverse Event and Product Complaint Reporting Procedures.  Each Party will (i) provide the other Party with all Product complaints, adverse event information, and safety data in its control necessary or desirable for the other Party to comply with all applicable law with respect to the Product and (ii) report and provide such information to the other Party in such a manner and time so as to enable the other Party to comply with all applicable law. Vertex shall maintain a global adverse event database for the Product and shall generate adverse event reports for Janssen’s use in the Territory. Janssen shall have access to all data in the global adverse event database. Janssen shall be responsible for submitting adverse events reports to the applicable Regulatory Authorities in the Territory.  The Parties will enter into a Pharmacovigilance Agreement along with any other sublicensees of Vertex and Janssen (the “Pharmacovigilance Agreement”) within [***], setting forth the product complaint procedures to which each Party will adhere; provided that in any event, the Pharmacovigilance Agreement will be in place prior to (a) the earlier of initiation by Janssen of any activities under the Global Development Plan, or any Additional Development Activities, or (b) the submission by Janssen of any applications for Regulatory Approval of the Product in the Territory. The costs and expenses of maintaining the global adverse event database shall be borne [***]  Notwithstanding the foregoing, [***] the Parties will enter into a new Pharmacovigilance Agreement and Vertex and its sublicensees will have benefits and relevant obligations substantially similar to those which Janssen had in the initial Pharmacovigilance Agreement.  The foregoing shall not be interpreted as requiring either Vertex or Janssen, respectively, to be responsible for the cost of maintenance of the global adverse event database, except as otherwise required by law, beyond the point at which Vertex or Janssen, respectively, terminates Development or Commercialization of Products under this Agreement.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

[***] of this Agreement, the Parties shall meet to establish a safety oversight working group (the “Safety Oversight Working Group”) composed of members of both Parties, which during the [***] and as otherwise provided in the Pharmacovigilance Agreement, shall discuss processes and procedures for sharing information needed to support each Party’s respective regulatory responsibilities and to comply with applicable regulatory pharmacovigilance requirements.  Any such procedures shall not be construed to restrict either Party’s ability to take action that it deems to be appropriate or required of it under the applicable regulatory requirements, but when permitted by applicable laws and regulations, the Parties shall consult with each other before taking such action.

5.8                     Commercial Information.  In addition to royalty reports required pursuant to Section 9.6, Janssen will provide Vertex, on an annual basis as part of the Territory Commercialization Plan, with information relating to Sales Call metrics on a country-by-country basis in the [***] on a country-by-country basis for the [***].

5.9                     [***]

5.10              Recalls, Market Withdrawals or Corrective Actions.

5.10.1       In the Territory.  If any Regulatory Authority issues or requests a recall or takes a similar action in connection with the Product in the Territory, or if either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal in the Territory, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall [***] advise the other Party thereof by telephone or facsimile. Janssen, in consultation with Vertex, shall decide whether to conduct a recall in the Territory (except in the case of a government mandated recall, when Janssen may act without such advance notice but shall notify Vertex as soon as possible) and the manner in which any such recall shall be conducted. Vertex will make available to Janssen, upon request, all pertinent records within Vertex’s control that Janssen may reasonably request to assist Janssen in effecting any recall. Janssen shall bear the expense of any such recall in the Territory, subject to the terms of the Supply Agreement.

5.10.2       Outside the Territory.  In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with the Product in any country outside the Territory, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal in any country outside the Territory, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall [***], advise the other Party thereof by telephone or facsimile. Vertex and/or its Related Parties, in consultation with Janssen, shall decide whether to conduct a recall in any country outside the Territory and the manner in which any such recall shall be conducted. Janssen will make available to Vertex, upon request, all pertinent records within Janssen’s control that Vertex may reasonably request to assist Vertex in effecting any recall. Vertex and/or its Related Parties shall bear the expense of any such recall.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

5.11              Medical Inquiries.

5.11.1       In the Territory. After the First Commercial Sale, Janssen shall handle all medical questions or inquiries from members of the medical profession in the Territory regarding the Product [***]  Vertex shall, and shall cause its medical affairs and/or sales department  to, refer to Janssen all such questions and inquiries within [***] of receipt. In no event will Vertex or its Sales Representatives or MSLs respond to any such medical question or inquiry. Notwithstanding the foregoing, [***]

5.11.2       Outside the Territory. Vertex shall handle all medical questions or inquiries from members of the medical profession outside the Territory regarding the Product. Janssen shall, and shall cause its medical affairs and/or sales department to refer to Vertex all such questions and inquiries within [***] of receipt. In no event will Janssen or its Sales Representatives or MSLs respond to any such medical question or inquiry.

Article 6 -Philanthropic Program.

Vertex and Janssen along with their respective Affiliates share the goal of promoting the diagnosis, prevention, treatment and cure of HCV Infection worldwide.  In addition to Developing and Commercializing the Product in their respective territories, the Parties intend to engage in worldwide philanthropic activities directed toward this goal.  Accordingly, the Parties agree that, [***], each Party will set aside an amount [***] to apply in furtherance of such philanthropic objectives (the “Philanthropic Funds”).  Each Party shall make its contribution no later than [***].  The Philanthropic Funds will be provided by each Party in any one of a variety of approved forms at such Party’s election, such as [***]  Also as part of this philanthropic program, the Parties shall consider in good faith activities and programs to increase the access to the Product, especially in countries identified by the World Health Organization as developing countries.  In addition, as part of the Philanthropic program, Janssen may [***]  The disposition of the Philanthropic Funds shall be determined by consensus of the members of a Joint Philanthropic Committee (“JPC”), with equal representation from each Party; provided, however, that the Philanthropic Funds shall be allocated in such a way as to maximally benefit the causes of the diagnosis, prevention, treatment and cure of HCV Infection.  If the JPC is unable to reach consensus, either Party may refer the matter to the Executive Officers in accordance with Section 14.2.  Each Party will afford equal recognition to the other Party in any public description by that Party of activities under this Article 6.

Article 7 -License Grants

7.1                     Development License.  Vertex and its Affiliates hereby grant to Janssen a co-exclusive (with Vertex) right and license under Vertex Patent Rights and Vertex’s rights under Joint Patent Rights, to Develop Product Candidates and Products in the Territory in the Field, provided however, that such license shall not include a license to Vertex Patent Rights resulting from inventions conceived or reduced to practice as a result of Additional Development Activities, if Janssen elected not to participate in those activities, unless and

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

until Janssen has paid the amounts specified in Section 3.5 hereof with respect to those Additional Development Activities.

7.2                     Commercialization License.  Vertex and its Affiliates hereby grant to Janssen an exclusive right and license under Vertex Patent Rights and Vertex’s rights under Joint Patent Rights, to Commercialize Product Candidates and Products in the Territory in the Field, provided however, that such license shall not include a license to Vertex Patent Rights resulting from inventions conceived or reduced to practice as a result of Additional Development Activities, if Janssen elected not to participate in those activities, unless and until Janssen has paid the amounts specified in Section 3.5 hereof with respect to those Additional Development Activities.

7.3                     Know-How License.  Vertex and its Affiliates hereby grant to Janssen an exclusive license in the Field in the Territory under all Vertex Know-How to the extent that it relates exclusively to Compounds, Product Candidates or Products, solely to discharge Janssen’s obligations and exercise its rights under this Agreement, provided however, that such license shall not include a license to Vertex Know-How resulting from inventions conceived or reduced to practice as a result of Additional Development Activities, if Janssen elected not to participate in those activities, unless and until Janssen has paid the amounts specified in Section 3.5 hereof with respect to those Additional Development Activities.

7.4                     Licenses from Janssen.  Janssen and its Affiliates hereby grant to Vertex a non-exclusive, royalty-free license in the Field under all Janssen Patent Rights, Janssen Know-How and Janssen’s rights under Joint Patent Rights, solely for the purpose of Developing or Manufacturing Product Candidates or Products worldwide, and an exclusive, royalty-free license in the Field under all Janssen Patent Rights, Janssen Know-How and Janssen’s rights under Joint Patent Rights, for Commercializing Product Candidates and/or Products outside the Territory, provided however, that such license shall not include a license to Janssen Patent Rights or Know-How resulting from inventions conceived or reduced to practice as a result of Additional Development Activities, if Vertex elected not to participate in those activities, unless and until Vertex has paid the amounts specified in Section 3.5 hereof with respect to those Additional Development Activities.

7.5                     Manufacturing License.  Vertex and its Affiliates hereby grant to Janssen an exclusive license in the Field in the Territory to Manufacture Product Candidates and Products for Commercial use in the Territory, and a co-exclusive (with Vertex) right and license to Manufacture Product Candidates and Products for purposes of exercising its rights under the Development License granted under Section 7.1 above, in each case under Vertex Patent Rights, Vertex Know-How and Vertex’s right under Joint Patent Rights.  Any license provided to Janssen under the Supply Agreement shall be incremental to the license right granted in this section.

7.6                     License of Trademarks.  Prior to Commercialization of a Product, the Parties shall enter into a trademark licensing agreement under which Vertex and its Affiliates grant to Janssen

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

a [***] license during the term of the Agreement to use (i) logos chosen and owned by Vertex (the “Vertex Logo”) and (ii) the Trademarks Controlled by Vertex, on labeling, package inserts, monographs and packaging materials for the Product, Product Materials and samples, and other materials used in connection with the performance of this Agreement during its term.  Janssen shall have no rights under this Agreement in or to the Vertex Logo, the Vertex Trademarks or the goodwill pertaining thereto except as specifically provided in the trademark licensing agreement.  Janssen agrees that upon termination or expiration of this Agreement, it will discontinue all use of the Vertex Logo and the Vertex Trademarks, provided, however, Janssen shall have the right to sell off any inventory of Product containing Vertex Logo or Vertex Trademarks in accordance with the terms of this Agreement.

7.7                     Right to Sublicense.  Each Party shall have the right to grant sublicenses under the rights and licenses granted to it under Sections 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement, provided that any such sublicense obliges the sublicensee to comply with all relevant terms of this Agreement and that each Party remains liable to the other for all material acts and omissions of any such sublicensee.

Notwithstanding the foregoing, if Janssen wishes to grant a sublicense to a Third Party of its Development or Commercialization rights in [***]  For the avoidance of doubt, Janssen shall not be required to seek the consent of Vertex in respect of sublicenses granted to its Affiliates.

7.8                     Vertex Retained Rights.  Notwithstanding the foregoing, Vertex shall retain rights under the Vertex Patent Rights and the Joint Patent Rights to the extent necessary or useful to discharge its obligations and exercise its rights under this Agreement, including but not limited to performing all activities (directly or with Related Parties) included in the Global Development Plan from time to time.

7.9                     No Implied Licenses.  Except as specifically set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any Information disclosed to it under this Agreement or under any patents or patent applications owned or Controlled by the other Party or its Affiliates.

7.10              [***]

7.11              [***]

Article 8 -

(This Article is intentionally left blank).

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Article 9 -Financial Provisions

9.1                     Upfront License Fee.  In consideration of the licenses granted pursuant to Article 7, Janssen shall pay to Vertex a one-time non-refundable, non-creditable payment of One Hundred Sixty Five Million Dollars (US $165,000,000) within [***] the Effective Date.

9.2                     Milestones

9.2.1          Milestone Payment.  In further consideration of the licenses granted pursuant to Article 7, Janssen shall also pay each of the amounts set forth in the table below (each, a “Milestone Payment”) if and when the corresponding development milestone event (each, a “Milestone Event”) is achieved.

	Milestone Event	Milestone Amount (USD)
1	Of the [***] patients in the PROVE 1 trial on VX-950 treatment [***] RNA levels of less than 10 IU/ml in [***] of patients after 12 weeks of treatment with VX-950 + PegIFN + RBV	$15.0 M(*)
2	On Initiation of the first Phase II Clinical Trial [***] administered to Non-Responder patients	$15.0 M
3	On Initiation of the first Phase II Clinical Trial in Genotype 2 or Genotype 3 patients.	$10.0 M
4	[***]	$15.0 M
5	On Initiation of the first Pivotal Clinical Trial [***]	$45.0 M
6	On acceptance (for filing) of MAA by EMEA	$50.0 M
7	Regulatory Approval by the EMEA for Genotype 1 patients	$50.0 M
8	[***]	[***]
9	[***] EU Country.	$100.0 M
10	[***] EU Country.	$50.0 M

(*) “M” stands for million.

[***]

9.2.2          Each Milestone Payment shall be payable only once upon the initial achievement of the associated Milestone Event.  Vertex will invoice Janssen upon the occurrence of each of the Milestone Events [***], and the invoiced amount shall be payable within [***] of receipt of invoice.  Janssen will notify Vertex in writing not later than [***] after the occurrence (or deemed occurrence) of each of the Development Milestone Events [***], and shall pay the appropriate Milestone Payment within [***] of receipt of an invoice thereafter from Vertex.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

9.3                     Development Cost Reimbursement.  Janssen will pay to Vertex fifty (50%) percent of the Global Development Costs.  Not later than [***] after the end of each calendar quarter, Vertex will submit to Janssen a summary of Global Development Costs for the Calendar Quarter just ended, including a brief description of the aggregate internal and external costs and an allocation of the Global Development Costs across various Development activities.  With the summary, Vertex will include an invoice for fifty (50%) percent of the reported Global Development Costs, which invoice shall be due and payable by Janssen [***]  If Janssen has responsibility for Development activities under the Global Development Plan, Janssen will provide to Vertex, also on a quarterly basis and with a description as set forth above, a summary of the Janssen’s Global Development Costs under the Global Development Plan for the preceding quarter.  Janssen may apply fifty (50%) percent of any such Global Development Costs appropriately incurred and disclosed hereunder against any unpaid amounts otherwise due to Vertex on account of Global Development Costs previously incurred by Vertex, and if the amount of any such offset exceeds the amount otherwise due and payable to Vertex, [***] The books and records of each Party and any of that Party’s Related Parties relating to Global Development Costs to be charged to the other Party hereunder will be subject to inspection as provided below [***] upon reasonable notice from the Party charged to the charging Party, for the purpose of verifying the accuracy of the summary of submitted Global Development Costs.  Those records will be made available during normal business hours and will include all appropriate supporting information, such as a record of time expended on Development activities and invoices received covering all Third Party costs included in any summary of Global Development Costs submitted by the Party being audited.  The inspection shall be conducted by an independent certified public accounting firm of nationally recognized standing, selected by (and at the expense of) the Party exercising its inspection right and reasonably acceptable to the Party being audited.  The accounting firm conducting any such inspection shall only disclose to the Party exercising its inspection right whether the summary of Global Development Costs being audited is accurate, and if not, by what aggregate amount the summary is inaccurate.  The books and records of each Party pertaining to Global Development Costs shall be retained by such Party for a period of [***]  The summary information provided by either Party under the reporting provisions set forth above and any additional information disclosed by that Party upon audit shall be Information of the Party providing the information and subject to the confidentiality and non-use obligations of Section 11.1.

9.4                     Royalties.

9.4.1          Royalties Payable By Janssen.  In further consideration of the licenses granted pursuant to Article 7, Janssen shall pay to Vertex royalties on cumulative Net Sales of Products in the Territory as set out in this Section 9.4.  The royalty rate payable shall be determined [***]:

[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Royalties on sales of Products, at the royalty rates determined as set forth above with reference to annual aggregate Net Sales in the Territory, shall be payable on a country-by-country basis until, with respect to a particular country, the [***] expiration of the last-to-expire Valid Patent Claim in effect in that country claiming the Manufacture, use, sale or importation of a Product [***]  For purposes of determining aggregate Calendar Year Net Sales under this Section 9.4.1 for any Calendar Year, [***].

9.4.2          Unlicensed Competition.  Notwithstanding Section 9.4.1, if a Third Party sells a pharmaceutical product in any country that is a “Generic Version” of a Product being sold in that country (the generic version, a “Third Party Product”), then [***]  For purposes of this subsection 9.4.2, a “Generic Version” of a product is [***]  This Section 9.4.2 shall not be applicable to any product being sold by a Third Party to which Janssen has granted a sublicense hereunder.  The [***] provided in this Section 9.4.2 shall not be applied to any Net Sales in respect of which a royalty report has already been provided pursuant to Section 9.7 prior to receipt by Vertex from Janssen of written notice that sales of a Generic Version of a Product covered by that royalty report [***]

9.5                     Third Party Licenses.  Janssen shall be responsible for [***] of any royalties, or other amounts relating to intellectual property rights, payable on account of Products sold in the Territory, including without limitation, royalties due under any of the Existing Third Party Agreements.  Neither Party shall enter into any agreement with a Third Party, without the other Party’s written consent, obligating the other Party to pay royalties or other amounts relating to the Third Party’s intellectual property rights in connection with the Development, Manufacture or Commercialization by that other Party of Product Candidate or Products in that other Party’s territory.  If Vertex pays any such royalties or other payments otherwise the responsibility of Janssen, those payments will be deemed to have been made on behalf of Janssen and Janssen shall promptly reimburse Vertex for any such payments [***] days of receipt of an invoice therefor from Vertex.  The Parties shall establish such procedures as are reasonably necessary to permit them to reconcile Vertex’s actual payments pursuant to the foregoing with Janssen’s payments to Vertex or to any Third Party under this Section 9.5.

9.6                     Reports; Payment of Royalty.  During the term of this Agreement following the First Commercial Sale of a Product, Janssen shall furnish to Vertex [***], at the end of each [***], showing (i) the Net Sales of Products in each country in the Territory during the reporting period, and any permitted deductions from gross sales taken to arrive at the Net Sales calculation as set forth in Section 1.77 of this Agreement; (ii) the royalties payable

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

under this Agreement on account of those Net Sales and the basis for calculating those royalties; (iii) the exchange rates and other methodology used in converting Net Sales into U.S. dollars, from the currencies in which sales were made in order to determine the appropriate royalty tier; and (iv) dispositions of Products other than pursuant to sale for cash. Net Sales in countries invoiced in currency other than U.S. Dollars shall be translated to U.S. Dollars using Janssen’s then-current standard exchange rate methodology, fairly applied, for the translation of foreign currency into U.S. dollars, as employed on a consistent basis throughout Janssen’s operations and disclosed to Vertex in advance.  Should Janssen change its foreign currency translation methodology, the new methodology will be disclosed in writing to Vertex. [***]  Royalties shown to have accrued by each [***] royalty report shall be due and payable to Vertex no later than the [***]. Janssen shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined and the information provided hereunder to be verified by Vertex’s accounting firm pursuant to Section 9.7.

9.7                     Audits.  Upon the written request of Vertex, with [***] prior written notice to Janssen, [***], Janssen shall permit an independent certified public accounting firm of nationally recognized standing selected by Vertex and reasonably acceptable to Janssen, [***], to have access during normal business hours to such of the records of Janssen and its Affiliates as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any [***].  Those records shall include, without limitation, gross sales of each Product or Product Candidate on a country-by-country basis, as well as all deductions taken from gross sales in that country to arrive at Net Sales in that country.  The accounting firm shall disclose to Vertex only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies.

If such independent accountant’s review of Janssen’s royalty reports shows an underpayment, Janssen shall remit or cause its Related Parties to remit to Vertex within [***] after Janssen’s receipt of such report: (i) the amount of such underpayment plus interest as determined under Section 9.10 below, and (ii) if such underpayment exceeds [***] of the total amount owed for the period being audited, the reasonable and necessary fees and expenses of the independent accountant performing the audit.  If such underpayment does not exceed [***], the fees and expenses of the independent accountant performing any such audit shall be paid by Vertex.  [***] Upon prior written notice to Janssen as provided above, Vertex shall have a further right, exercisable not more frequently than once [***], to audit Net Sales, deductions taken from gross sales, and royalties earned by Vertex in any country in which a prior audit has shown an understatement of royalties due of at least [***].

Janssen shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to Janssen, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Vertex’s independent accountant to the same extent required of Janssen under this Agreement.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Upon the expiration of [***] the calculation of royalties payable with respect to such year shall be binding and conclusive upon the Parties, and Janssen and its Related Parties shall be released from any liability or accountability with respect to royalties for such Calendar Year.

Vertex shall treat all financial Information subject to review under this Section 9.7 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with Janssen and/or its Related Parties obligating it to retain all such Information in confidence pursuant to such confidentiality agreement.

9.8                     Payments.  All payments to be made by Janssen to Vertex under this Agreement shall be made in U.S. dollars and shall be paid by bank wire transfer in immediately available funds to such bank account in the United States or elsewhere as may be designated in writing by Vertex from time to time.

9.9                     Income Tax Withholding.

(a)           Janssen will make all payments to Vertex under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment, and Janssen has notified Vertex of any such deduction or withholding in the royalty report.

(b)           Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by Janssen on behalf of Vertex to the appropriate governmental authority, and Janssen will furnish Vertex with proof of payment of such tax.  Any such tax required to be withheld will be an expense of and borne by Vertex.

(c)           Janssen and Vertex will cooperate with respect to all documentation required by any taxing authority or reasonably requested by Janssen or Vertex to secure a reduction in the rate of applicable withholding taxes.

(d)           If Janssen had a duty to withhold taxes in connection with any payment it made to Vertex under this Agreement but Janssen failed to withhold, and such taxes were assessed against and paid by Janssen, then Vertex will indemnify and hold harmless Janssen from and against such taxes (including interest but excluding penalties).  If Janssen makes a claim under this Section 9.9(d), it will comply with the obligations imposed by Section 9.9(b) as if Janssen had withheld taxes from a payment to Vertex.

9.10              Interest Penalty.  In case of any delay in payment by Janssen to Vertex (including a delay in payment identified in connection with an audit under Section 9.7 above) [***] interest at the [***] assessed from the [***] after the due date of the payment, shall be due from Janssen and payable [***].

9.11              [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Article 10 -Intellectual Property Ownership,
Protection and Related Matters

10.1              Filing, Prosecution and Maintenance of Vertex Patent Rights.  Vertex shall have the exclusive right and the obligation (subject to Vertex’s election not to file, prosecute, or maintain pursuant to Section 10.3), to diligently file, prosecute and maintain (by timely paying all maintenance fees, renewal fees, and other such fees and costs required under applicable laws) the Vertex Patent Rights worldwide, and to conduct any interference, opposition and re-examination or other similar proceeding with respect thereto, in all such countries as is customary for Vertex to file, prosecute and maintain patent rights covering pharmaceutical products.  [***]  If Janssen notifies Vertex that it wishes Vertex to file and prosecute patent applications covering Vertex Patent Rights in any country or countries in the Territory in which it is not customary for Vertex to do so, or to conduct any interference, opposition and re-examination or other similar proceedings with respect to the Vertex Patent Rights in the Territory, [***] Vertex shall keep Janssen advised of the status of all actual and prospective patent filings in the Territory and upon the request of Janssen, provide advance copies of any papers related to the filing, prosecution and maintenance of such patent filings. Vertex shall promptly give reasonable advance notice to Janssen of the grant, lapse, revocation, surrender, invalidation or abandonment of any Vertex Patent Rights in the Territory for which Vertex is responsible for the filing, prosecution and maintenance.  Vertex shall solicit Janssen’s advice and review of the nature and text of such patent applications and important prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and Vertex shall consider Janssen’s comments related thereto.

10.2              Filing, Prosecution and Maintenance of Joint Patent Rights. In respect of any Joint Information and Inventions, the Parties shall agree, without prejudice to ownership, which Party shall have the right and/or obligation to prepare and file a priority patent application, and prosecute such application(s) and maintain any patents derived therefrom, with the Parties equally sharing the Patent Costs for the preparation, filing, prosecution and maintenance of such priority patent application.  Should the agreed-upon Party elect not to prepare and/or file any such patent application, it shall (i) provide the other Party with written notice as soon as reasonably possible after making such election but in any event no later than [***] before the other Party would be faced with a possible loss of rights, (ii) give the other Party the right, at the other Party’s discretion and sole expense, to prepare and file the priority application(s), and (iii) offer reasonable assistance in connection with such preparation and filing [***]  The other Party, at its discretion and cost, may prosecute such application(s) and maintain any patents derived therefrom.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

10.3              Option to Prosecute and Maintain Patents.

10.3.1       Vertex shall give notice to Janssen of any desire to cease prosecution and/or maintenance of Vertex Patent Rights or Joint Patent Rights on a country-by-country basis in the Territory and, in such case, shall permit Janssen, at its sole discretion, to continue prosecution or maintenance of such Vertex Patent Rights [***].  If Janssen elects to continue prosecution or maintenance or to file based on Vertex’s election not to file pursuant to this Section 10.3, Vertex shall execute such documents and perform such acts at [***] expense as may be reasonably necessary to allow Janssen to initiate or continue such filing, prosecution or maintenance.

10.3.2       Janssen shall give notice to Vertex of any desire to cease prosecution and/or maintenance of Janssen Patent Rights or Joint Patent Rights in any country and, in such case, shall permit Vertex at its sole discretion, to continue prosecution or maintenance of such Janssen Patent Rights [***].  If Vertex elects to continue prosecution or maintenance or to file based on Janssen’s election not to file pursuant to this Section 10.3, Janssen shall execute such documents and perform such acts at [***] expense as may be reasonably necessary to allow Vertex to initiate or continue such filing, prosecution or maintenance.

10.4              Interference, Opposition, Re-examination and Re-issue.

10.4.1       Vertex shall promptly, but in any case within [***] of learning of such event, inform Janssen of any request for, or filing or declaration of, any interference, opposition, or re-examination by a Third Party relating to Vertex Patent Rights or Joint Patent Rights for which Vertex is responsible, in the Territory.  Janssen and Vertex shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding.  Janssen shall have the right to review and approve any submission to be made in connection with such proceeding.

10.4.2       Vertex shall not initiate any re-examination, interference or re-issue proceeding relating to Vertex Patent Rights or Joint Patent Rights in the Territory without the prior written consent of Janssen, which consent shall not be unreasonably withheld.

10.4.3       In connection with any interference, opposition, re-issue, or re-examination proceeding relating to Vertex Patent Rights or Joint Patent Rights in the Territory, Janssen and Vertex will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Vertex shall keep Janssen informed of developments in any such action or proceeding, including, to the extent permissible by law, consultation and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto.

10.4.4       The expense of any interference, re-examination or re-issue proceeding, and the expense of any opposition or similar two-party proceeding conducted under rules of the

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

U.S. Patent and Trademark Office, or any comparable foreign authority shall, unless agreed otherwise, [***]

10.5              Enforcement and Defense.

10.5.1       Each Party shall promptly give the other Party notice of (i) any infringement of Vertex Patent Rights, Janssen Patent Rights or Joint Patent Rights, or (ii) any misappropriation or misuse of Vertex Know-How or Janssen Know-How, that may come to the first Party’s attention.  Janssen and Vertex shall thereafter consult and cooperate fully to determine a course of action, including but not limited to the commencement of legal action by either or both Janssen and Vertex, to terminate any infringement of Vertex Patent Rights, Janssen Patent Rights or Joint Patent Rights or any misappropriation or misuse of Vertex Know-How or Janssen Know-How, in the Territory.  Vertex, upon notice to Janssen, shall have the first right to initiate and prosecute any such legal action in the name of Vertex and Janssen, or to control the defense of any declaratory judgment action, relating to Vertex Patent Rights, Joint Patent Rights or Vertex Know-How in the Territory.  Janssen, upon notice to Vertex, shall have the first right to initiate and prosecute any such legal action in the name of Janssen and Vertex, or to control the defense of any declaratory judgment action, relating to Janssen Patent Rights or Janssen Know-How in the Territory.  [***]  Each Party shall promptly inform the other Party if it elects not to exercise its first right as described above and the other Party shall thereafter have the right to either initiate and prosecute such action or to control the defense of such declaratory judgment action in its name of and, if necessary, the name of the first Party.  Each Party shall have the right to be represented by counsel of its own choice [***]

10.5.2       For any action to terminate any infringement of Vertex Patent Rights, Janssen Patent Rights or Joint Patent Rights or any misappropriation or misuse of Vertex Know-How or Janssen Know-How, as permitted in accordance with Section 10.5.1, in the event that the Party initiating the action is unable to initiate or prosecute such action solely in its own name, the other Party will join such action voluntarily and will execute and cause its Affiliates to execute all documents necessary for the first Party to initiate litigation to prosecute and maintain such action.  In connection with any such action, Janssen and Vertex will cooperate fully and will provide each other with any information or assistance that either may reasonably request.  Each Party shall keep the other informed of developments in any such action or proceeding, including, to the extent permissible by law, the consultation and approval of any settlement negotiations and the terms of any offer related thereto.

10.5.3       Any recovery obtained by either or both Janssen and Vertex in connection with or as a result of any action contemplated by this Section, whether by settlement or otherwise, shall be shared in order as follows:

[***]

[***]

[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

10.5.4       Vertex shall inform Janssen of any certification regarding any Vertex Patent Rights it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions or any similar provisions in a country in the Territory and shall provide Janssen with a copy of such certification [***] Vertex’s and Janssen’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in subsections 10.5.1 through 10.5.4; provided, however, that Vertex shall have the first right to initiate and prosecute any action and shall inform Janssen of such decision [***], in the case of certification regarding any Vertex Patent Rights it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV), or within a similarly appropriate time in the case of certifications or the like in countries outside of the United States, of receipt of the certification, after which time Janssen shall have the right to initiate and prosecute such action.

10.6              Patent Term Restoration.  Vertex shall be responsible for obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to Vertex Patent Rights and Joint Patent Rights.  Janssen shall be responsible for obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to Janssen Patent Rights.  The Parties hereto shall cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to Vertex Patent Rights, Janssen Patent Rights and Joint Patent Rights.  In the event that elections with respect to obtaining such patent term restoration are to be made, Vertex shall have the right to make the election with respect to Vertex Patent Rights and Joint Patent Rights and Janssen shall have the right to make the election with respect to Janssen Patent Rights.

10.7              Third Party Claims.

10.7.1       Without prejudice to Section 12.3.2, if any action, suit or proceeding is brought against Janssen or Vertex or any Affiliate or sublicensee of either Party alleging the infringement of the intellectual property rights of a Third Party by reason of the discovery, development, manufacture, use, sale, importation or offer for sale of a Product Candidate or Product in the Territory, Janssen shall have the sole right but not the obligation to defend itself and Vertex in such action, suit or proceeding [***]  The Parties shall cooperate with each other in any defense of any such suit, action or proceeding.  The Parties will give each other prompt written notice of the commencement of any such suit, action or proceeding, or receipt of any claim of infringement, and will furnish each other a copy of each communication relating to the alleged infringement.  Without regard to which Party defends an Infringement Claim under this Section 10.7, all damages (including all reasonable costs and expenses associated with any defense of a claim hereunder) associated with any such infringement claim in the Territory shall be borne equally by the Parties.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

10.7.2       Neither Party shall compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding without the other Party’s advice and prior consent, provided that the Party not having the right to defend the suit shall not unreasonably withhold its consent to any settlement which does not have a material adverse effect on its rights, obligations or benefits, either under this Agreement or otherwise.  Notwithstanding the foregoing, if Janssen decides to seek a license, and Vertex elects not to seek such license, Janssen may seek to obtain such license for its benefit [***] provided that the terms and conditions of such license do not include an admission of invalidity of any Vertex Patent Rights or Joint Patent Rights, or restrict Vertex’s ability to challenge or litigate the validity or applicability of any intellectual property to which the license relates.

10.7.3       The Party first having actual notice of any claim, action or proceeding referenced in Section 10.7.1 above shall promptly notify the other Party in writing, setting forth in reasonable detail, to its knowledge, the facts related to any such claim, action or proceeding.  The Parties shall promptly discuss proposed responses to any such matters.

10.8              Trademarks.  Janssen shall have the right but not the obligation to use Vertex’ Trademarks to market and promote the Product in its Territory, subject to the provisions of the license to be provided under Section 7.6 hereof. Janssen may, however, select all Trademarks which it employs in connection with Product in the Territory, and subject to the following sentence, shall own and control, and shall be responsible for registration and maintenance of all such Trademarks.  In the event Janssen selects a Product Trademark for any country in the Territory that is the same as the Product Trademark selected by Vertex for use in the United States, Vertex will own the related Trademark and will provide Janssen with a license as provided in Section 7.6 of this Agreement to use that Trademark in the Territory.  [***]  Nothing in this Agreement shall be construed as a grant of rights, by license or otherwise, to Vertex to use any Trademarks owned by Janssen for any purpose, except as might otherwise be permitted under applicable law or as provided in Article 13 hereof in the event of the termination of this Agreement by Vertex with cause or by Janssen without cause.

Article 11 -Confidentiality, Publication and Publicity

11.1              Nondisclosure Obligation.  All Information disclosed by one Party to the other Party shall be maintained in confidence by the receiving Party and shall not be disclosed to a Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Information:

11.1.1       is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s contemporaneous business records;

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

11.1.2       is in the public domain through no breach of this Agreement by the receiving Party;

11.1.3       is subsequently disclosed to the receiving Party by a Third Party who may lawfully make such disclosure and is not to the best of the receiving Party’s knowledge under an obligation of confidentiality to the disclosing Party;

11.1.4       is developed by the receiving Party independently of Information received from the disclosing Party, as documented by the receiving Party’s contemporaneous business records;

11.1.5       is disclosed to governmental or other regulatory agencies to comply with applicable law or regulations, provided the receiving Party provides to the disclosing Party prompt prior written notice of its obligation to make such disclosure and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure; or

11.1.6       is deemed necessary by the receiving Party in the reasonable exercise of its judgment to be disclosed to Related Parties, agents or consultants, to the extent the receiving Party deems necessary or advisable, in connection with the Development, Manufacturing and/or Commercialization of a Product or Product Candidate (or for such entities to determine their interest in performing such activities) in accordance with this Agreement, on the condition that any such Third Parties agree to be bound by confidentiality and non-use obligations that are no less stringent than those confidentiality and non-use provisions contained in this Agreement.

A combination consisting of multiple components shall not be deemed to fall within the foregoing exclusions merely because one or more individual components of that disclosure are published or available to the general public or in the rightful possession of the receiving Party, unless the combination itself is published or available to the general public or otherwise falls within one of the foregoing exclusions.

If a Party is required by judicial or administrative process to disclose Information that is subject to the non-disclosure provisions of this Section 11.1, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations.  Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 11.1, and the receiving Party shall cooperate with any reasonable attempts of the disclosing Party to limit any such disclosure required by law, including without limitation by way of obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information.

The confidential and non-use obligations of this Section 11.1 shall survive the termination or expiration of this Agreement.

11.2              Employee, Consultant and Advisor Obligations.  Each Party agrees that it and its Affiliates shall provide or permit access to Information received from the other Party and

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

such Party’s Affiliates and representatives only to the receiving Party’s employees, consultants, Permitted Sublicensees and subcontractors, and to the employees, consultants, Permitted Sublicensees and subcontractors of the receiving Party’s Affiliates, who in such Party’s reasonable judgment have a need to know such Information to assist the receiving Party with the activities contemplated by this Agreement and who are subject to obligations of confidentiality and non-use with respect to such Information no less restrictive than the obligations of confidentiality and non-use of the receiving Party pursuant to Section 11.1; provided that each Party shall remain responsible for any failure by its Affiliates, and its and its Affiliates’ respective employees, consultants, permitted subcontractors and sublicensees, to treat such Information as required under Section 11.1 (as if such Affiliates, employees, consultants, permitted subcontractors and sublicensees were Parties directly bound to the requirements of Section 11.1).

11.3              Publication.  Each of Janssen and Vertex reserves the right to publish or publicly present the results (the “Results”) of the Development Program, subject to the following terms and conditions.  The Party proposing to publish or publicly present the Results (the “Publishing Party”) will submit a draft of any proposed manuscript, abstract or speech to the other Party (the “Non-Publishing Party”) for comments [***] prior to submission for publication or oral presentation.  The Non-Publishing Party shall notify the Publishing Party in writing [***] of receipt of such draft whether such draft contains (i) information of the Non-Publishing Party which it considers to be confidential under the provisions of Section 11.1 hereof, (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement, or (iii) information that the Non-Publishing Party reasonably believes would be likely to have a material adverse impact on the Development, Manufacture or Commercialization of a Product Candidate or Product.  In any such notification, the Non-Publishing Party shall indicate with specificity its suggestions regarding the manner and degree to which the Publishing Party may disclose such information.  In the case of item (i) above, no Party may publish Information of the other Party without its consent in violation of Section 11.1 of this Agreement.  In the case of item (ii) above, the Non-Publishing Party may request a delay and the Publishing Party shall delay such publication or presentation, for a period [***], to permit the timely preparation and filing of a patent application or an application for a certificate of invention covering the information at issue.  In the case of item (iii) above, if the Publishing Party shall disagree with the Non-Publishing Party’s assessment of the impact of the publication or presentation, then the issue shall be referred by the Publishing Party to the JSC for resolution, or if there is no JSC at the time of referral, then to the Parties’ respective Chief Executive Officers for discussion and resolution.  The decision of the JSC or the Chief Executive Officers, if the referral is made to them, shall be final, provided that such decision shall always be subject to the confidentiality provisions of Section 11.1 hereof and shall be made with reasonable regard for the interests of the Non-Publishing Party and provided further that no decision shall be made to publish or present information if the publication or presentation would have a material adverse effect on the commercial prospects of any Product Candidate or Product.  The Parties agree that authorship of any publication or presentation will be determined based on the customary standards then being applied in the relevant scientific journal or conference.  The Parties will require any

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

agents conducting the Development Program on their behalf to comply with publication and presentation restrictions comparable to those set forth herein.  The forgoing provisions shall not be interpreted to prevent the publication by a Party of  information required by law to be published by that Party.

This Section 11.3 shall terminate with the termination of this Agreement, but the provisions of Section 11.1 hereof shall continue to govern the disclosure by one Party, whether by publication or otherwise, of Information of the other.

11.4              Publicity/Use of Names.  Prior to the Effective Date, the Parties shall agree upon the timing and content of an initial press release relating to the execution of this Agreement and its terms.  Except to the extent already disclosed in that initial press release, no disclosure of the existence of this Agreement or its terms may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party or its employees in any publicity, news release or promotional materials relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as permitted by this Agreement or as may be required by applicable laws, regulations, or judicial order.  The Party desiring to make any such public announcement shall provide the other Party with a written copy of the proposed announcement sufficiently in advance of the public release to allow such other Party to comment upon such announcement, prior to its release.

In addition to the foregoing restrictions on public disclosure, if either Party concludes that a copy of this Agreement must be filed with a securities exchange or regulatory or governmental body to which that Party is subject, wherever situated, such Party shall provide the other Party with a copy of this Agreement showing any sections as to which the filing Party proposes to request confidential treatment, will provide the other Party with an opportunity and a reasonable time period to comment on any such proposal and to suggest additional portions of the Agreement for confidential treatment and will take such Party’s comments into consideration before filing the Agreement.  If the filing Party disagrees with the other Party’s additional confidential treatment request, the Parties shall attempt in good faith to discuss the matter before the Agreement is filed.

Article 12 -Representations and Warranties; Indemnification

12.1              Representations and Warranties of Vertex.  Vertex, for itself and its Affiliates, represents and warrants to Janssen that, as of the Effective Date:

12.1.1       Authorization.  This Agreement has been duly executed and delivered by Vertex and constitutes the valid and binding obligation of Vertex, enforceable against Vertex in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

principles.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Vertex, its officers and directors.

12.1.2       Intellectual Property. The Vertex Patent Rights are existing and, to Vertex’s knowledge, the patents in Vertex Patent Rights are not invalid or unenforceable.   Vertex has disclosed to Janssen all patent applications and issued patents comprising the Vertex Patent Rights, and all prosecution history relating thereto, which patent applications and issued patents are listed in Schedule 1.116.  Except for [***], Vertex has full right and interest in all Vertex Know-How and Vertex Patent Rights.  Vertex has not granted any right, title or interest in or to any Vertex Know-How or Vertex Patent Rights that are inconsistent with the rights, licenses and interests granted under the terms of this Agreement.

12.1.3       Encumbrances.  To Vertex’s knowledge,Vertex Patent Rights are free of any liens, charges and encumbrances.

12.1.4       Mitsubishi.  Vertex has the right to sublicense to Janssen hereunder any rights to know-how or patents that it obtains from Mitsubishi Pharma Corporation under its existing agreement with Mitsubishi in connection with Products incorporating VX-950.

12.1.5       Government Funding.  Vertex is not a party to any agreement with the U.S. Federal government or an agency thereof pursuant to which the U.S. federal government or such agency provided funding for the development of the Compound or Product.

12.1.6       No Third Party Patents.  To Vertex’s knowledge, no Third Party right or patent would necessarily be infringed by the Development, Manufacture, use or Commercialization of VX-950 pursuant to this Agreement, and Vertex is not aware of any pending patent application that, if issued, would necessarily be infringed by the Development, Manufacture, use or Commercialization of VX-950 pursuant to this Agreement.

12.1.7       No Interference. The Vertex Patent Rights are not the subject of any interference proceeding known to Vertex, and Vertex is not aware of any pending or threatened action, suit, proceeding or claim by a Third Party challenging Vertex’s ownership rights in, or the validity or scope of, the Vertex Patent Rights.

12.1.8       [***]

12.1.9       VX-950 Patents.  Schedule 1.116 contains a complete list of all patents and patent applications Controlled by Vertex, as of the Effective Date, that [***]

12.1.10     No Debarment.  Neither Vertex nor any of its Affiliates has been debarred or is subject to debarment.  During the term of the Development Program and any Supply Agreement adopted hereunder, Vertex and its Affiliates will use commercially reasonable efforts to avoid using in any capacity, in connection with the Development, Manufacture or Commercialization of the Product Candidate or Product, any Person who to Vertex’s

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

knowledge has been debarred pursuant to Section 306 (or comparable law or regulation) of the United States Federal Food, Drug, and Cosmetic Act, or who to Vertex’s knowledge is the subject of a conviction described in such section.  Vertex agrees to inform Janssen in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 (or comparable law or regulation), or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of Vertex’s knowledge, is threatened, relating to the debarment or conviction of Vertex or any Person used in any capacity by Vertex or any of its Affiliates in connection with the Development, Manufacture or Commercialization of any Product.

12.1.11     [***]

12.2              Representations and Warranties of Janssen.  Janssen, for itself and its Affiliates, represents and warrants to Vertex that, as of the Effective Date:

12.2.1       Authorization.  This Agreement has been duly executed and delivered by Janssen and constitutes the valid and binding obligation of Janssen, enforceable against Janssen in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to creditors’ rights generally and by general equitable principles.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Janssen, its officers and directors.

12.2.2       No Debarment.  Neither Janssen nor any of its Affiliates has been debarred or is subject to debarment.  During the term of the Development Program and any Supply Agreement adopted hereunder, Janssen and its Affiliates will use commercially reasonably efforts to avoid using in any capacity, in connection with the Development, Manufacture or Commercialization of the Product Candidate or Product, any Person who to Janssen’s knowledge has been debarred pursuant to Section 306 (or comparable law or regulation) of the United States Federal Food, Drug, and Cosmetic Act, or who to Janssen’s knowledge is the subject of a conviction described in such section.  Janssen agrees to inform Vertex in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 (or comparable law or regulation), or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of Janssen’s knowledge, is threatened, relating to the debarment or conviction of Janssen or any Person used in any capacity by Janssen or any of its Affiliates in connection with the Development, Manufacture or Commercialization of any Product.

12.2.3       [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

12.3     Indemnification.

12.3.1       Indemnification by Vertex.  Except to the extent due to the negligence or willful misconduct of Janssen or its Affiliates, and subject to Section 12.3.5, Vertex shall indemnify, defend and hold Janssen and its Affiliates, and their respective directors, officers, employees and agents, harmless from and against any claims of damages (except to the extent arising from any claims of intellectual property infringement), bodily injury, death, or property damage made by a Third Party (a “Third Party Claim”) to the extent arising from: (i) the negligence or willful misconduct of Vertex under this Agreement or the Supply Agreement; (ii) the material breach by Vertex of any material warranty, representation or obligation of Vertex under this Agreement; or (iii) any product liability claims related to the Product and arising from Commercialization in North America and the Far East.

12.3.2       Indemnification by Janssen.  Except to the extent due to the negligence or willful misconduct of Vertex or its Affiliates, and subject to Section 12.3.5, Janssen shall indemnify, defend and hold Vertex and its Affiliates, and their respective directors, officers, employees and agents, harmless from and against any Third Party Claim resulting from (i) the negligence or willful misconduct of Janssen or its Affiliates under this Agreement, the Supply Agreement or any  other supply agreement under which Janssen supplies Product Candidates or Products to Vertex; (ii) the material breach by Janssen of any material warranty, representation or obligation of Janssen under this Agreement; or (iii) any product liability claims related to the Product and arising from Commercialization in the Territory.

12.3.3       Claims for Indemnification.  If a Party (the “Indemnitee”) intends to claim indemnification under this Section, it shall promptly notify the other Party (the “Indemnitor”) in writing of any Third Party Claim for which the Indemnitee intends to claim such indemnification.  The failure of the Indemnitee to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action shall relieve the Indemnitor of any obligation to the Indemnitee under this Section with respect to any such action, to the extent that the failure prejudices the Indemnitor’s ability to defend a Third Party Claim.  The Indemnitee shall permit the Indemnitor to control the litigation and/or settlement of such Third Party Claim, and cooperate fully with Indemnitor in all matters related thereto, provided that unless agreed by Indemnitee (i) counsel appointed by Indemnitor to defend Indemnitee shall not take any position which, if sustained, would cause Indemnitee not to be indemnified by Indemnitor and (ii) no settlement will involve any terms binding on Indemnitee except payment of money to be paid by Indemnitor.

12.3.4       Direct Damage Claims Only.  Neither Party shall be liable to the other for indirect, consequential, special or punitive damages under this Agreement.

12.3.5       Claims Arising in Connection with Development.  Except to the extent due to the negligence or willful misconduct of a Party,

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

(a)           [***]

(b)           Janssen will indemnify Vertex from and against any Third Party Claims arising out of any Additional Development Activities conducted by or at the direction of Janssen or its Affiliates, and

(c)           Vertex will indemnify Janssen from and against any Third Party Claims arising out of any Additional Development Activities conducted by or at the direction of Vertex.

Article 13 -Term and Termination

13.1     Term and Expiration.  This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Sections 13.2, 13.3, 13.6 or 13.7, this Agreement shall continue in effect until expiration of all royalty obligations under Article 9.

13.2     Termination by Janssen Without Cause.  Notwithstanding anything contained herein to the contrary, Janssen shall have the right to terminate this Agreement at any time in its sole discretion by giving six month’s advance written notice to Vertex; provided, however, if a Product has received a Marketing Authorization in any Major Market Country, the notice required shall be the greater of one (1) year’s advance written notice or such longer period as may be required until the assignment and transfer to Vertex of all filings with Regulatory Authorities and Regulatory Approvals in the Territory on a country-by-country basis are deemed valid and effective by all relevant Regulatory Authorities, unless such termination is for a reason other than a Valid Safety Issue, in which case termination may be with immediate effect.  For the purposes of this Agreement, a “Valid Safety Issue” [***]

Following any delivery by Janssen of notice of termination pursuant to this Section 13.2, Janssen and Vertex will cooperate in good faith to agree and implement a transition plan, in order to give effect to Section 13.5.  Until the earlier of (i) transfer of any central marketing authorization from Janssen to Vertex or its designee or the effective date of any such termination, Janssen will use all reasonable efforts to agree and implement a transition plan and will continue to use Diligent Efforts to Develop, Manufacture and Commercialize Product Candidates and Products in the Territory in accordance with the plans then in effect and approved by the JDC and/or JCC, and will otherwise conduct itself with the objective of avoiding a negative impact, either by its actions or inaction, on the value of a Product Candidate or Product.

13.3     Termination for Cause.  This Agreement may be terminated at any time during the term of this Agreement:

13.3.1       upon written notice by either Party if the other Party is in breach of its material obligations hereunder and has not cured such breach after notice from the terminating Party requesting cure of the breach; provided, however, in the event of a good faith

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

dispute with respect to the existence of a material breach, the cure period shall be tolled until such time as the dispute is resolved pursuant to Section 14.5; and provided that the terminating Party has given the defaulting Party the following opportunities to remedy any breach:

(i)       the written notice of breach referenced above shall detail the specific obligation under this Agreement which is alleged to have been breached; the manner of such alleged breach; and the steps which must be taken in order to remedy such breach; and

(ii)     the terminating Party has provided the defaulting Party with a reasonable amount of time (but no more than [***]) in which to complete any steps which might be taken to remedy the breach, as stated in the notification of breach;

13.3.2       by either Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors, by the other Party; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

13.4     Effect on License of Termination by Janssen for Cause.

13.4.1       If Janssen terminates this Agreement under Section 13.3.1, then (i) Janssen’s licenses pursuant to Article 7 shall become perpetual, exclusive licenses subject to the financial provisions of Article 9; and (ii) Janssen shall have the right to offset against any monies owed to Vertex (pursuant to Article 9 of this Agreement) all of its direct costs, losses and expenses incurred as a result of Vertex’s breach, [***]  Notwithstanding the foregoing, no offsets may be taken by Janssen in any Calendar Year that would reduce the aggregate royalties payable to Vertex on account of Net Sales in that Calendar Year [***]

13.4.2       If Janssen terminates this Agreement pursuant to subsection 13.3.2, all licenses and rights to licenses granted under or pursuant to this Agreement by Vertex to Janssen are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code.  The Parties agree that Janssen, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by Vertex under the Code, or against Vertex if such proceeding is not dismissed within [***] of its initial filing, Janssen shall be entitled to complete access to any such intellectual property and all embodiments of such intellectual property in the Territory.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

13.5    Effect of Termination by Vertex For Cause or by Janssen Without Cause.

If Vertex terminates this Agreement under Section 13.3 or Janssen terminates this Agreement under Section 13.2:

13.5.1       The license granted to Janssen and its Affiliates under Article 7, and any sublicense granted by Janssen with respect to any [***] under Section 7.7, shall terminate as of the effective date of termination, except to the extent necessary to enable Janssen to perform its obligations under this section 13.5, and Janssen shall, within [***] after such termination, return or cause to be returned to Vertex at Vertex’s request all Vertex Information in tangible form, and all substances or compositions delivered or provided by Vertex, as well as any other material provided by Vertex in any medium, except that Janssen may retain one copy in its confidential files for records purposes.

13.5.2       The license granted to Vertex by Janssen under Section 7.4 hereof shall continue in effect notwithstanding termination of this Agreement and shall be extended in geographic scope to cover the right to Develop, Manufacture and Commercialize Product Candidates and Products in the Territory.  During the period commencing with notice of termination and ending [***] following the effective date of termination, Janssen will provide Vertex and its sublicensees, at Janssen’s expense and in accordance with procedures to be agreed by the Parties, with reasonable access to information and know-how necessary for Vertex to apply the licensed technology.

13.5.3       If Vertex terminates this Agreement pursuant to subsection 13.3.2, all licenses and rights to licenses granted under or pursuant to this Agreement by Janssen to Vertex are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code.  The Parties agree that Vertex, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by Janssen under the Code, or against Janssen if such proceeding is not dismissed within [***] of its initial filing, Vertex shall be entitled to complete access to any such intellectual property and all embodiments of such intellectual property in the Territory.

13.5.4       Upon termination by Janssen under Section 13.2, (a) all filings and approvals with Regulatory Authorities and Regulatory Approvals concerning Product Candidates or Products and Marketing Authorizations relating to any Product will be assigned or otherwise transferred to or at the direction of Vertex as soon as practicable and at Janssen’s expense, and any reports required to be made to any Regulatory Authority covering any periods prior to the effective date of termination of the Agreement will be prepared promptly and filed at Vertex’s direction with the appropriate Regulatory Authority or, at Vertex’s discretion, made available to or at the direction of Vertex for filing by Vertex.  Janssen will also promptly deliver to or at the direction of Vertex (i) all governmental and regulatory correspondence and conversation logs relating to the Development, Manufacture or Commercialization of Product Candidates and Products in the Territory, (ii) copies of all data, reports, records and materials in Janssen’s possession or Control relating to the Development, Manufacture or Commercialization of Product

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Candidates and Products in the Territory, including all non-clinical and clinical data relating to Product Candidates and Products, and (iii) all records and materials in Janssen’s possession or Control containing Confidential Information of Vertex.

(b)  Janssen will appoint Vertex as Janssen’s and/or its Affiliates’ agent for all Product-related matters involving Regulatory Authorities in the Territory.

(c)  if Vertex so requests, Janssen and its Affiliates will assign to Vertex any agreements with Third Parties relating solely to the Development, Manufacture or Commercialization of the Product to which Janssen is a party to the extent permitted by the applicable law and the terms of such agreements, and Janssen will use best efforts not to enter into any agreement that restricts its ability to comply with this provision.

(d)  Janssen will, upon request by Vertex, appoint Vertex or its designee as its exclusive distributor of the Product in the Territory, and grant Vertex or its designee the right to appoint sub-distributors.

(e)  Janssen will, at its cost, return to Vertex or its designee all inventory of Intermediates and Product in its possession as of the date of termination and, at Vertex’s election, make payment to Vertex for any Intermediates and Product ordered by Janssen pursuant to the Supply Agreement but not yet paid for.

(f)  Notwithstanding the provisions of Section 11.1, Vertex shall be able to disclose any such data and information as is necessary to exercise its rights with respect to a Compound, Product Candidate or Product.

(g)  Notwithstanding termination of this Agreement, this Section 13.5.4 shall remain in effect until the completion by Janssen of all actions which are required by it to enable a full transfer to Vertex of all filings for Regulatory Approvals and all Marketing Authorizations relating to any Product.

13.5.5       If Janssen or any of its Affiliates at the time of termination is performing any Manufacturing activities with respect to a Product Candidate or Product, then at Vertex’s request Janssen or its Affiliates, as applicable, shall continue to perform those Manufacturing activities with respect to a Product on the same terms in accordance with forecasts under the most recent and mutually agreed forecast for commercial supply, as applicable, until [***]  During that period Janssen shall use [***] at Janssen cost to cooperate with Vertex in the transition of manufacturing capacity to other sources as early as practicable.

13.6     [***]

This section 13.6 is not a termination provision under section 13.7 of this Agreement.

13.6.1       [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

13.6.2       [***]

13.7     Survival.

Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including without limitation the obligation to pay royalties for Product(s) sold prior to such expiration or termination or make other payments under this Agreement.  In addition to any other provisions which by their terms specifically survive expiration or termination of this Agreement, the following provisions shall indefinitely survive any expiration or termination of this Agreement: Section 7.4, provided that any and all licenses granted under Section 7.4 shall be non-exclusive, Sections 9.6, 9.7, 9.9, and 9.11, Article 11, Section 12.3, Article 13, sections 14.1, 14.2, 14.3, and 14.5, sections 15.1, 15.3, 15.4, 15.5, 15.6, 15.7, 15.8, 15.9, 15.10, 15.11, 15.12, 15.13, 15.14, and 15.15, and the definitions of terms from Article 1 that are part of the recitation of any of the sections listed in this section 13.7.

13.8     Non-exclusive Remedies.  The remedies provided to either Party in this Article 13 shall not be deemed the exclusive remedies available to that Party, and in particular shall not limit any legal or equitable remedies otherwise available to that Party.

Article 14 -Governing Law and Dispute Resolution

14.1     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without reference to any rules of conflict of laws.  The United Nations Convention on the Sale of Goods shall not apply.

14.2     Referral to Executive Officers.  If for any reason the JSC cannot resolve any matter properly referred to it for resolution, either Party may refer the matter to the Executive Officers for resolution.  If, after discussing the matter in good faith and attempting to find a mutually satisfactory resolution to the issue, the Executive Officers fail to come to consensus within [***] after the date on which the matter is referred to the Executive Officers (unless a longer period is agreed to in writing by the Parties) the provisions of Section 14.3 shall apply and resolutions reached through such provisions shall be binding on the Parties; provided that [***]

14.3     Final Decision-Making Authority.  If the Executive Officers fail to come to consensus on any matter properly referred to the Executive Officers within the period for resolution set forth in Section 14.2 (an “Unresolved Matter”) then the following provisions shall apply:

14.3.1       Subject to the provisions of subsections 14.3.2 through 14.3.3, Vertex shall have final decision-making authority over all Unresolved Matters;

14.3.2       Janssen shall have final decision-making authority with respect to the following:

14.3.2.1 [***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

14.3.2.2 [***]

14.3.2.3 [***]

14.3.2.4 [***]

14.3.3       Notwithstanding the foregoing provisions of this Section 14.3, neither Party shall have final decision-making authority pursuant to this Section 14.3 with respect to matters over which one or the other of the Parties is expressly allocated decision-making authority elsewhere in this Agreement.

14.4    Decision to Terminate or Suspend a Study Based on Safety Concerns.  The Party sponsoring or controlling any clinical study of a Product Candidate may terminate or suspend such clinical study if (a) a Regulatory Authority or safety data review board for such clinical study has required such termination or suspension, or (b) if such Party believes in good faith that such termination or suspension is warranted because of safety or tolerability risks to the study subjects. In either case, such Party shall promptly notify the other Party of such termination or suspension, and shall use all reasonable efforts to notify and consult with the other Party prior to taking such action.

14.5     Dispute Resolution.

14.5.1     The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof.  If the Parties are unable to resolve a dispute other than a dispute properly referred to the Executive Officers under Sections 14.2 and 14.3 above, despite using reasonable efforts to do so, either Party may, by written notice to the other, pursue any matter through binding arbitration in accordance with the Rules for Non-Administered Arbitration then pertaining of the International Institute for Conflict Prevention and Resolution (available at http://www.cpradr.org/arb-intro.asp?M=9.3) or its successor (“CPR”), except where those rules conflict with these provisions, in which case these provisions control.  This dispute resolution provision will be binding on any corporate parent, subsidiary, affiliate under common control, director or officer of the Parties hereto.  All proceedings will be conducted in the English language.

14.5.2     The arbitration will be held in Boston, MA.

14.5.3     The panel shall consist of [***] arbitrators chosen from the CPR Panels of Distinguished Neutrals (or, by agreement, from another provider of arbitrators) each of whom is either a lawyer [***]  In the event the aggregate damages sought by the claimant are stated to be less than [***], and the aggregate damages sought by the counterclaimant are stated to be less than [***] then a [***] shall be chosen, having the same qualifications and experience specified above.  Each arbitrator shall be impartial and independent of the Parties and shall abide by the Code of Ethics for Arbitrators in Commercial Disputes then pertaining (available at http://www.adr.org/EthicsAndStandards).

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

14.5.4     The Parties agree to cooperate (1) to attempt to select the arbitrator(s) by agreement within [***] of initiation of the arbitration, including jointly interviewing the final candidates, (2) to meet with the arbitrator(s) within [***] of selection and (3) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than [***] after selection of the arbitrator(s) and in the award being rendered within [***] of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both sides within [***] after the conclusion of the hearings.

14.5.5     In the event the Parties cannot agree upon selection of the arbitrator(s), the CPR will select arbitrator(s) as follows:  CPR shall provide the Parties with a list of no less than [***] proposed arbitrators ([***] if a single arbitrator is to be selected) having the credentials referenced above.  Within [***] of receiving such list, the Parties shall rank at least [***] of the proposed arbitrators on the initial CPR list, after exercising cause challenges.  The Parties may then interview the [***] candidates ([***] if a [***] arbitrator is to be selected) with the highest combined rankings for no more than [***] each and, following the interviews, may exercise [***] each.  The panel will consist of the remaining [***] candidates (or [***], if [***] is to be selected) with the highest combined rankings.  In the event these procedures fail to result in selection of the required number of arbitrators, CPR shall select the appropriate number of arbitrators from among the members of the various CPR Panels of Distinguished Neutrals, allowing each side [***] each.

14.5.6     In the event the Parties cannot agree upon procedures for discovery and hearing, then the arbitrator(s) shall set dates for a hearing, any post-hearing briefing, and the issuance of the award.  The arbitrator(s) shall provide for discovery, giving recognition to the understanding of the Parties that they contemplate reasonable discovery, including document demands and depositions.  Multiple hearing days will be scheduled consecutively to the greatest extent possible.

14.5.7     The arbitrator(s) are expressly empowered to decide dispositive motions, including but not limited to pre-hearing motions to dismiss and summary judgment motions, and shall endeavor to decide such motions as would a U.S. District Judge of the District where the hearings are to be held.

14.5.8     The arbitrator(s) must render their award by application of the substantive law of the Commonwealth of Massachusetts and are not free to apply “amiable compositeur” or “natural justice and equity.”  The arbitrator(s) shall render a written opinion setting forth findings of fact and conclusions of law with the reasons therefor stated.  A transcript of the evidence adduced at the hearing shall be made and shall, upon request, be made available to either Party.  The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its probative value, redundance, or irrelevance and

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

no award shall be overturned by reason of such ruling on evidence.  To the extent possible, the arbitration hearings and award will be maintained confidential.

14.5.9     In the event the panel’s award exceeds [***] in monetary damages or includes or consists of equitable relief, or rejects a claim in excess of that amount or for that relief, then the losing Party may obtain review of the arbitrators’ award or decision pursuant to the CPR Arbitration Appeal Procedure then pertaining by a single appellate arbitrator (the “Appeal Arbitrator”) selected from the CPR Panels of Distinguished Neutrals by agreement or, failing agreement within [***] working days, pursuant to the selection procedures specified in Section 14.5.5.  If CPR cannot provide such services, the Parties will together select another provider of arbitration services that can do so.  No Appeal Arbitrator shall be selected unless he or she can commit to rendering a decision within [***] following oral argument; any such review must be initiated within [***] following the rendering of the award referenced in Section 14.5.8.

14.5.10  The Appeal Arbitrator will make the same review of the arbitration panel’s ruling and its bases that the U.S. Court of Appeals of the Circuit where the arbitration hearings are held would make of findings of fact and conclusions of law rendered by a district court after a bench trial and then reverse, modify, vacate or affirm the arbitration panel’s award or decision accordingly, or remand to the panel for further proceedings.  The Appeal Arbitrator will consider only the arbitration panel’s findings of fact and conclusions of law, pertinent portions of the hearing transcript and evidentiary record as submitted by the Parties, opening and reply briefs of the Party pursuing the review, and the answering brief of the opposing Party, plus a total of no more than [***] or oral argument evenly divided between the Parties.  The Party seeking review must submit its opening brief and any reply brief within [***] respectively, following the date of the award under review, whereas the opposing Party must submit its responsive brief within [***] of that date.  Oral argument shall take place within [***] after the date of the award under review, and the Appeal Arbitrator shall render a decision within [***] following oral argument.  That decision will be final and not subject to further review, except pursuant to the Federal Arbitration Act.

14.5.11  The Parties irrevocably consent to and submit their person to the jurisdiction of the U. S. District Court for the District in which the arbitration is held for the enforcement of these provisions and the entry of judgment on any award rendered hereunder (including after review by the Appeal Arbitrator where such an appeal is pursued).  Should such court for any reason lack jurisdiction, any court with jurisdiction shall act in the same fashion.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

14.5.12 Each Party has the right before, or if the arbitrator(s) cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, repelevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

14.5.13 EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.

14.5.14 EACH PARTY HERETO WAIVES ANY CLAIM TO PUNITIVE, EXEMPLARY OR MULTIPLIED DAMAGES FROM THE OTHER.

14.5.15 EACH PARTY HERETO WAIVES ANY CLAIM OF CONSEQUENTIAL DAMAGES FROM THE OTHER.

14.5.16 EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS’ FEES AND COSTS AND PREJUDGMENT INTEREST FROM THE OTHER, EXCEPT THAT THE COST OF THE ARBITRATORS AND ANY FEES AND EXPENSES PAYABLE TO CPR SHALL BE BORNE BY THE PARTY AGAINST WHOM THE MATTER AT ISSUE IS ULTIMATELY RESOLVED.

Article 15 -Miscellaneous

15.1              Force Majeure.  Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, but not limited to, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party.  The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

15.2              Assignment.  Except as provided in this Section 15.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party, which consent shall not

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

be unreasonably withheld.  Either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate, if that Party guarantees the full performance of its Affiliate’s obligations hereunder.  Any permitted assignee shall assume all obligations of its assignor under this Agreement and shall be subject to all of the provisions of this Agreement.  Any attempted assignment not in accordance with this Section shall be void.  Notwithstanding the above, Vertex or Janssen may, without the other’s consent, assign this Agreement and all rights and obligations hereunder, in the event it experiences a Change of Control, to the Change of Control party, subject to the other provisions of this Agreement.

15.3              Severability.  If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties.  The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

15.4              Notices.  All notices that are required or permitted hereunder shall be in writing and will be sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by internationally-recognized courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to Vertex, to:	Vertex Pharmaceuticals Incorporated
130 Waverly Street
Cambridge, MA 02139
Attn: Office of Business Development
Facsimile No.: (617) 444-6632

and:	Attn: General Counsel
Facsimile No.: (617) 444-7117

if to Janssen, to:	Janssen Pharmaceutica, N.V.
30, Turnhoutsesteenweg
B-2340 Beerse, Belgium
Attn: President
Telephone: 32 14 60 2111
Facsimile No.: 32 14 60 2841
and:	Office of the General Counsel
Johnson & Johnson
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Attn: General Counsel
Telephone: 732-524-2448
Facsimile: 732-524-2788

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.  Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day; (b) on the next business day after dispatch if sent by internationally-recognized overnight courier; and/or (c) on the fifth (5th) business day following the date of mailing if sent by other internationally-recognized courier or by mail.  Notices hereunder will not be deemed sufficient if provided only between or among each Party’s representatives on any committee established in accordance with this Agreement.

15.5              Entire Agreement; Amendments.  This Agreement, together with the Exhibits and Schedules hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supercedes and cancels all previous express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof.  The Schedules to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement.  This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties.

15.6              Headings.  The captions to the several articles, sections and subsections hereof are not a part of this Agreement, and shall not be interpreted as having any substantive meaning, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

15.7              Independent Contractors.  It is expressly agreed that Vertex and Janssen shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency.  Neither Vertex nor Janssen shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.  Neither Party shall have any responsibility for the hiring, firing or compensation of the other Party’s employees or for any employee benefits. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s written approval.

15.8              Waiver.  The waiver by either Party hereto of any right hereunder, or the failure of the other Party to perform, or a breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

15.9              Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

15.10       Waiver of Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

15.11       Certain Conventions.  Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit shall be deemed to be a reference to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated.  Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, and (c) words using the singular shall include the plural, and vice versa.

15.12       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.13       Performance by Affiliates.  To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations. Either Party may use one or more of its Affiliates to perform its obligations and duties hereunder, provided that the Parties shall remain liable hereunder for the prompt payment and performance of all their respective obligations hereunder.  Each of Vertex and Janssen guarantees performance of this Agreement by any of its Affiliates. Any Affiliate of Vertex or Janssen to which rights are extended or which performs any of the obligations required of the respective Party hereunder shall be deemed to have accepted and be bound by the relevant terms and conditions of this Agreement including, without limitation, the jurisdiction and binding effect of the arbitration proceeding carried out pursuant to Section 14.5.

15.14       Standstill.  Janssen agrees that during the period beginning on the Effective Date and ending on [***] neither Janssen nor any of its Affiliates will, without the prior written consent of Vertex  (i) acquire, or participate as part of a group which in the aggregate acquires, securities representing [***] of the voting power of the outstanding voting securities of Vertex, or (ii) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the rules of the United States Securities and Exchange Commission).  The foregoing provisions of this Section 15.14 shall no longer apply (i) if Vertex announces publicly that (a) it is seeking, or considering seeking, purchasers for Vertex or (b) it is otherwise exploring, or considering exploring, strategic options in this regard; (ii) upon the commencement by a Third Party of a tender or exchange offer for shares of Vertex voting stock which, when added to shares then owned

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

by the Third Party, would result in ownership by the Third Party of [***] of the voting power of the outstanding voting securities of Vertex; (iii) if a Third Party acquires or seeks to acquire beneficial ownership of [***] of the outstanding common stock of Vertex; (iv) if Vertex publicly announces a transaction, or an intention to effect any transaction which would result in (a) the sale by Vertex or one or more of its subsidiaries of assets representing [***] of the consolidated earning power or assets of Vertex; (b) the common stockholders of Vertex (other than stockholders who are Affiliates of the acquiring entity) immediately prior to such transaction owning [***] of the outstanding common stock of the acquiring entity or, in the case of a merger transaction, the surviving corporation (or, if the surviving corporation is a subsidiary of a parent company, the parent company); or (c) a Third Party acquiring beneficial ownership of [***] or more of the outstanding common stock of Vertex.

15.15       Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America or other countries that may be applicable to Janssen or Vertex from time to time.  Neither Party will export, directly or indirectly, any technical information acquired from the other Party under this Agreement, or any products using that technical information, to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining necessary and sufficient consents to do so from the appropriate agency or other governmental authority.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

JANSSEN PHARMACEUTICA, N.V.		VERTEX PHARMACEUTICALS INCORPORATED

By:	/s/Dirk Collier	By:	/s/Kenneth S. Boger
Name: Dirk Collier		Name: Kenneth S. Boger
Title: Board Member		Title: Senior Vice President and General Counsel

Date: 30/6/06		Date: June 30, 2006

By:	/s/Didier de Chaffoy de Courcelles
Name:	Didier de Chaffoy de Courcelles
Title:	Senior Vice President, Research and Early Development Europe

Date: 30/6/06

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.7

Janssen 2006 Universal Calendar

	M	T	W	T	F	S	S		M	T	W	T	F	S	S

JAN	2	3	4	5	6	7	8	JUL	3	4	5	6	7	8	9
(4 Weeks)	9	10	11	12	13	14	15	(4 Weeks)	10	11	12	13	14	15	16
	16	17	18	19	20	21	22		17	18	19	20	21	22	23
	23	24	25	26	27	28	29		24	25	26	27	28	29	30

FEB	30	31						AUG	31
(4 Weeks)			1	2	3	4	5	(4 Weeks)		1	2	3	4	5	6
	6	7	8	9	10	11	12		7	8	9	10	11	12	13
	13	14	15	16	17	18	19		14	15	16	17	18	19	20
	20	21	22	23	24	25	26		21	22	23	24	25	26	27

MAR	27	28						SEP	28	29	30	31
(5 Weeks)			1	2	3	4	5	(5 Weeks)					1	2	3
	6	7	8	9	10	11	12		4	5	6	7	8	9	10
	13	14	15	16	17	18	19		11	12	13	14	15	16	17
	20	21	22	23	24	25	26		18	19	20	21	22	23	24
	27	28	29	30	31				25	26	27	28	29	30
						1	2								1

APR	3	4	5	6	7	8	9	OCT	2	3	4	5	6	7	8
(4 Weeks)	10	11	12	13	14	15	16	(4 Weeks)	9	10	11	12	13	14	15
	17	18	19	20	21	22	23		16	17	18	19	20	21	22
	24	25	26	27	28	29	30		23	24	25	26	27	28	29

MAY	1	2	3	4	5	6	7	NOV	30	31
(4 Weeks)	8	9	10	11	12	13	14	(4 Weeks)			1	2	3	4	5
	15	16	17	18	19	20	21		6	7	8	9	10	11	12
	22	23	24	25	26	27	28		13	14	15	16	17	18	19
									20	21	22	23	24	25	26

JUN	29	30	31					DEC	27	28	29	30
(5 Weeks)				1	2	3	4	(5 Weeks)					1	2	3
	5	6	7	8	9	10	11		4	5	6	7	8	9	10
	12	13	14	15	16	17	18		11	12	13	14	15	16	17
	19	20	21	22	23	24	25		18	19	20	21	22	23	24
	26	27	28	29	30				25	26	27	28	29	30	31
						1	2

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.19

[***]

[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.31

Existing Third Party Agreements

[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.32

Far East

[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.55

Janssen Patent Rights

[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Schedule 1.116

Vertex Patent Rights

[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/00-131 BR	0113666-6			PUBLISHED	08/31/2001
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/00-131 CN	01815055			PUBLISHED	08/31/2001
VPI/00-131 CO	03016961			PUBLISHED	08/31/2001
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/00-131 EA	200300318			PUBLISHED	08/31/2001
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/00-131 EP	01968040.4		1320540	PUBLISHED	08/31/2001
VPI/00-131 HK	03108422.8			PUBLISHED	01/20/2003
VPI/00-131 HR	20030139		02/2005	PUBLISHED	08/31/2001
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

2

[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

3

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/04-139 US	11/264,746		US	PUBLISHED	10/31/2005

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

4

2006/0105978
VPI/04-139 WO	PCT/US2005/039240	WO 2006/050250	PUBLISHED	10/31/2005

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/04-136 WO	PCT/US2005/035191		WO 2006/039488	PUBLISHED	09/30/2005

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/04-114 US	11/147,524		US 2006/0089385	PUBLISHED	06/08/2005
VPI/04-114 WO	PCT/US2005/019929		WO 2005/123076	PUBLISHED	06/08/2005

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

5

VPI/03-172 US	10/974,558	US	PUBLISHED	10/27/2004
VPI/03-172 WO	PCT/US2004/035839	WO	PUBLISHED	10/27/2004

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

6

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
[***]	[***]			[***]	[***]
VPI/03-171 US	10/974,538		US 2006/0003942	PUBLISHED	10/27/2004
VPI/03-171 WO	PCT/US2004/035549		WO 2005/042020	PUBLISHED	10/27/2004

Docket No.	Serial No.	Patent No.	Publication No.	Status	Filed
VPI/03-149 TW	093127683		200518669	PUBLISHED	09/13/2004
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
VPI/03-149 US	10/939,958		US 2005/0120398	PUBLISHED	09/13/2004
VPI/03-149 WO	PCT/US2004/29961		WO 2005/025517	PUBLISHED	09/13/2004

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

7

Schedule 1.117

VX-950

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit 4.5(a)

Supply Agreement Key Elements

The Parties agree to negotiate the terms of a supply agreement in good faith, subject to the terms of this Agreement, which will include the following:

1.                                       Vertex will supply Product that meets the Specifications (unless otherwise agreed by Vertex) to Janssen [***] the Effective Date of the Agreement.

2.                                   Janssen will forecast and place orders with Vertex for its Product requirements and its requirement of Intermediates for Commercialization in the Territory, commencing [***] of the first requested delivery of Tablets.  Based on the current Development Program, the first forecast to be provided under the Supply Agreement will be due [***]  Based on the forecast, Vertex will make commitments to Third Party Manufacturers for Territory supplies, in accordance with lead-time or contractual obligations with Third Party Manufacturers, that will be binding on Janssen.

3.                                       Vertex will supply Janssen through its Third Party Manufacturers in accordance with the terms of the Third Party Manufacturer agreements.

4.                                       Vertex will supply the Product to Janssen at [***].  All [***] directly related to supply of Product to the Territory will be borne by Janssen.  Vertex will provide financial transparency for all [***] associated with supply of Product for the Territory.

5.                                       Delivery will be FCA facility (see INCOTERMS 2000).

6.                                       Janssen will be responsible for shipping and handling charges arising in connection with Product delivered to Janssen, and for defining the method of shipment and for undertaking, at its expense, any validation that may be required.

7                                          Rights with respect to non-conforming product, shortage of supply and late delivery will be consistent with comparable rights that Vertex has with the relevant Third Party Manufacturers.  [***]

8.                                       [***]

9.                                       Representations, warranties, insurance and indemnification will be no more extensive than those which Vertex has in the relevant Third Party Agreements.

10.                                 Vertex’s liability will be limited to its own negligence.  [***]  In the event product delivered to Janssen is non-conforming, Janssen’s remedy will be that Vertex will [***] to seek remedies available pursuant to the relevant Third Party Manufacturing Agreements and pass those remedies on to Janssen.

11.                                 The agreement will include provisions that address continuity of supply concerns for Janssen.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

12.                                 The Parties will execute a Quality Agreement.

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.